                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement

                        [ ] CONFIDENTIAL, FOR USE OF THE
                        COMMISSION ONLY (AS PERMITTED BY
                                RULE 14A-6(e)(2))

                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

               [ ] Soliciting Material Pursuant to §240.14a-12

                            UNITED MOBILE HOMES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

               [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                                 (4) Date Filed:

                            UNITED MOBILE HOMES, INC.
              Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728

                                  July 10, 2003

Dear Shareholder:

You are cordially  invited to attend the Annual Meeting of the  Shareholders  of
United Mobile Homes,  Inc. (the "Company") to be held at 4:00 p.m.,  local time, on Thursday,  August 14, 2003, at Juniper  Business  Plaza,  3499 Route 9 North,
Suite 3-C, Freehold, New Jersey 07728.

At the Annual Meeting, you will be asked to consider and vote upon a proposal to reincorporate the Company as a Maryland  corporation pursuant to a merger of the
Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland, and the conversion of each outstanding share of common stock of the
Company into one share of common  stock of the  surviving  Maryland  corporation
(the  "Reincorporation").  The board of directors has carefully  considered  and approved  the  Reincorporation  and  believes  for the reasons  described in the accompanying  proxy statement (the "Proxy Statement") that the best interests of the Company and its shareholders  will be served by changing the Company's state of  incorporation  from New  Jersey  to  Maryland.  Accordingly,  your  board of directors unanimously recommends that you vote for the Reincorporation. Approval of the  Reincorporation  will  constitute  approval of all of the provisions set forth in the Articles of  Incorporation  and Bylaws of the Maryland  corporation and certain other matters as described in the Proxy Statement.

In addition to voting on the Reincorporation,  you will be asked to consider and vote  upon the  election  of nine  directors  to the board of  directors  of the
Company,  to consider  and approve the  Company's  2003 Stock Option Plan and to ratify the  appointment of KPMG LLP, as the Company's  independent  auditors for the fiscal  year ending  December  31,  2003.  THE  ELECTION  OF THE  DIRECTORS,
APPROVAL OF THE 2003 STOCK OPTION PLAN AND THE  RATIFICATION  OF THE INDEPENDENT
AUDITORS ARE NOT CONDITIONED ON THE APPROVAL OF THE REINCORPORATION.

The  Reincorporation,  the election of directors,  the approval of the Company's
2003 Stock Option Plan and  ratification of the Company's  independent  auditors are more fully described in the Proxy Statement. We urge you to review carefully the Proxy Statement and accompanying appendices. Copies of the Merger Agreement, the Articles of  Incorporation  of the Maryland  corporation,  the Bylaws of the
Maryland  corporation  and the Company's  2003 Stock Option Plan are attached as
Appendices A, B, C, and D, respectively, to the Proxy Statement.

THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY,  WHICH
RECOMMENDS A VOTE FOR THE REINCORPORATION,  A VOTE FOR THE ELECTION TO THE BOARD
OF  DIRECTORS  OF EACH  PERSON  NAMED  IN THE  PROXY  STATEMENT,  A VOTE FOR THE
APPROVAL OF THE COMPANY'S 2003 STOCK OPTION PLAN AND A VOTE FOR THE RATIFICATION
OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

YOUR VOTE IS IMPORTANT TO THE COMPANY.  If you fail to return your proxy card or to vote,  it has the same effect as a vote against the  Reincorporation.  Please complete,  date  and  sign  the  enclosed  proxy  card  and  return  it  in  the accompanying  postage  paid  envelope,  even if you plan to  attend  the  Annual
Meeting.  If you attend the Annual Meeting,  you may, if you wish, withdraw your proxy and vote in person.

                                       Sincerely,

                                       /s/ Eugene W. Landy
                                       -----------------------------------------
                                       Eugene W. Landy
                                       Chairman of the Board

                            UNITED MOBILE HOMES, INC.
              Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2003

To the Shareholders:

     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of United Mobile Homes,  Inc. (the "Company") will be held at Juniper
Business Plaza, 3499 Route 9 North,  Suite 3-C,  Freehold,  New Jersey 07728, on
Thursday, August 14, 2003, at 4:00 p.m., local time, for the following purposes:

     1.   To consider and vote on a proposal to  reincorporate  the Company as a
Maryland  corporation  by  the  merger  of the  Company  into  a  newly  formed, wholly-owned subsidiary of the Company incorporated in Maryland;

     2.   To elect  nine  Directors,  the  names  of whom  are set  forth in the accompanying proxy statement, to serve for the ensuing year;

     3.   To approve the Company's 2003 Stock Option Plan;

     4.   To ratify the appointment of KPMG LLP as independent  auditors for the
Company for the fiscal year ending December 31, 2003; and

     5.   To  transact  such other  business  as may  properly  come  before the
Meeting or any adjournment thereof.

     Only  shareholders  of record at the close of business on June 23, 2003 are entitled  to receive  notice of and to vote at the  Meeting or any  adjournments thereof. A complete list of shareholders entitled to vote at the Meeting will be presented at the meeting for the inspection of the shareholders.

     The Company's board of directors would like to have as many shareholders as possible  present or represented at the Meeting.  If you are unable to attend in person,  please vote, sign, date and return your enclosed proxy card promptly in the enclosed envelope.

                       By Order of the Board of Directors

                                       /s/ Ernest V. Bencivenga
                                       -----------------------------------------
                                       ERNEST V. BENCIVENGA
                                       Secretary

DATED:  July 10, 2003

                                 July 10, 2003

                            UNITED MOBILE HOMES, INC.
              Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2003

                                   ----------

     The  following  information  is  furnished  in  connection  with the Annual
Meeting of the  Shareholders of United Mobile Homes,  Inc. (the "Company") to be
held on Thursday, August 14, 2003, at 4:00 p.m., local time, at Juniper Business
Plaza,  3499  Route  9  North,  Suite  3-C,  Freehold,  New  Jersey  07728  (the
"Meeting").  Additional copies of the Notice,  Proxy Statement and form of proxy may be obtained by writing to the Company's  Investor Relations  Department,  at
Juniper  Business Plaza,  3499 Route 9 North,  Suite 3-C,  Freehold,  New Jersey
07728 or by calling the Company's Investor Relations Department at 732-577-9997.
This Proxy  Statement and the  accompanying  proxy card will first be sent on or about July 10, 2003.

                     SOLICITATION AND REVOCATION OF PROXIES

     Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised  at the Meeting by filing with the  Secretary of the Company an instrument  revoking it, by delivering a duly executed proxy card bearing a later  date,  or by  appearing  at the  meeting  and voting in person.
Shares  represented  by properly  executed  proxies  will be voted as  specified thereon by the shareholders.  Unless the shareholders  specify  otherwise,  such proxies will be voted FOR the proposals set forth in the Notice of Meeting.

     The Company is soliciting proxies pursuant to this Proxy Statement, and the cost of soliciting the proxies on the enclosed form will be paid by the Company.
In addition to the use of the mails,  proxies may be solicited by the  directors and their agents (who will receive no additional compensation therefor) by means of personal interview,  telephone, facsimile or otherwise, and it is anticipated that banks,  brokerage  houses and other  institutions,  nominees or fiduciaries will be requested to forward the soliciting  material to their principals and to obtain  authorization  for the  execution  of  proxies.  The Company  may,  upon request, reimburse banks, brokerage houses and other institutions,  nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                                  VOTING RIGHTS

     Only record holders of shares of the Company's common stock, $.10 par value per share ("Shares"),  as of the close of business on June 23, 2003 are entitled to vote at the Meeting. As of the record date, there were issued and outstanding
7,826,486  Shares,  each Share being  entitled to one vote.  The presence at the
Meeting,  in  person  or by  properly  executed  proxy,  of a  majority  of  the outstanding  Shares is necessary to  constitute  a quorum.  Proxies  relating to
"street name" Shares that are voted by brokers will be counted as Shares present for purposes of determining the presence of a quorum, but will not be treated as
Shares  having  voted at the  Meeting as to any  proposal as to which the broker does not vote.

     To be adopted,  the  Reincorporation  (as defined  below) must  receive the affirmative  vote of a majority  of the Shares  entitled  to vote.  Uninstructed
Shares may not be voted on this  matter.  Therefore,  for the  purposes  of this matter,  abstentions and broker non-votes have the effect of negative votes. See
"Reincorporation   of  the   Company  in   Maryland  -  Vote   Required;   Board
Recommendation."

     In addition, directors are elected by a plurality. For the purposes of this matter,  abstentions  and broker  non-votes  will not be taken  into  account in determining the outcome of the election.

     The affirmative vote of a majority of the Shares present at the meeting and entitled to vote is necessary to approve the  Company's  2003 Stock Option Plan.
Uninstructed  Shares are  entitled to vote on this  matter.  Therefore,  for the purposes of this matter abstentions have the effect of negative votes.

     To  ratify  the  appointment  of  KPMG  LLP  as the  Company's  independent auditors,  the  affirmative  vote of the  majority of the Shares  present at the meeting and entitled to vote is necessary.  Uninstructed  Shares are entitled to vote on this matter.  Therefore,  for the  purposes of this matter,  abstentions have the effect of negative votes.

     With  respect to any other  business  which may  properly  come  before the
Meeting  and  which may be  submitted  to a vote of the  shareholderss,  proxies received by the Board will be voted in the  discretion of the  designated  proxy holders.

                                   PROPOSAL 1

                   RE-INCORPORATION OF THE COMPANY IN MARYLAND

General

     The Company's  board of directors has  unanimously  approved a proposal for the  Company to change its state of  incorporation  from New Jersey to  Maryland
(the  "Reincorporation").   If  approved  by  the  Company's  shareholders,  the
Reincorporation will be accomplished by the merger (the "Merger") of the Company with and into its wholly-owned subsidiary, United Mobile Homes, Inc., a Maryland corporation  ("UMH  Maryland").  As a result of the Merger,  the Company's legal domicile  will be changed from New Jersey to  Maryland.  Also as a result of the
Merger,  the separate  existence of the Company will cease and UMH

Maryland,  as the  surviving  corporation,  will  succeed  to all the  business, properties, assets and liabilities of the Company. The Reincorporation will not, however, change the business,  management or location of the principal executive offices of the  Company.  The Company is  currently  qualified  as a real estate investment  trust ("REIT")  under the Internal  Revenue Code of 1986, as amended
(the "Code"), and the Company intends to continue to operate in such a manner to maintain that  qualification  in the future.  UMH Maryland was  incorporated  in
Maryland on June 20, 2003,  specifically for the purposes of the Reincorporation and has conducted no business and has no material assets or liabilities.

     The number of directors  comprising  the board of directors of UMH Maryland will be nine initially, each of whom is currently a director of the Company. The
Chairman of the Board and  President of UMH Maryland is currently  the President of the Company.  Shareholders  should note that approval of the  Reincorporation will constitute a ratification of all of the currently  serving directors of UMH
Maryland.

     Upon the terms and subject to the  conditions  of the Agreement and Plan of
Merger  ("Merger  Agreement")  between  the  Company  and UMH  Maryland,  at the effective time of the Merger (the "Effective Time"), each outstanding Share will be converted  into one share of common  stock,  $.10 par value,  of UMH Maryland
(the  "Maryland  Common  Stock").  In  addition,  at the  Effective  Time,  each outstanding  option to purchase  Shares will continue  outstanding as a right to purchase  shares of the Maryland Common Stock upon the same terms and conditions as immediately prior to the Effective Time.

     Shareholders  will not  need to  exchange  their  current  certificates  in connection with the Merger.  The outstanding  certificates  representing  Shares will evidence  ownership of the equivalent  number of shares of Maryland  Common
Stock  following  the Merger  and  shareholders  should  retain  their  existing certificates. Any share transfer occurring after the Reincorporation will result in the issuance of Maryland Common Stock certificates to the participants.

     The Company's  Shares are listed for trading on the American Stock Exchange and trade under the symbol  "UMH." At the  Effective  Time,  this  symbol  will, without interruption, represent shares of Maryland Common Stock.

     The  Company's  1994 Stock Option Plan (the "1994 Plan") and the  Company's
2003 Stock Option Plan (the "2003 Plan"),  if adopted,  will be continued by UMH
Maryland following the Reincorporation. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the 1994 Plan and, if approved, the 2003 Plan by UMH Maryland.

     Also at the  Effective  Time,  the Company will be governed by the Maryland
General  Corporation Law (the "Maryland Code"), by the Articles of Incorporation
of UMH Maryland (the "Maryland  Charter") and by the Bylaws of UMH Maryland (the
"Maryland  Bylaws"),  which  will  result in  certain  changes  in the rights of shareholders  and other  matters  related to the Company.  The most  significant changes are discussed in this Proxy Statement  under the caption  "Comparison of the New Jersey Code,  New Jersey  Charter and New Jersey  Bylaws to the Maryland
Code, Maryland Charter and Maryland Bylaws." For additional details and complete information  relating to these and other changes in the rights of  shareholders, please review the Merger  Agreement which is attached to this proxy statement as
Appendix A, the Maryland

Charter which is attached to this proxy statement as Appendix B and the Maryland
Bylaws  which are  attached to this proxy  statement as Appendix C. In addition, any  shareholder  wishing  to inspect  copies of the  Company's  Certificate  of
Incorporation,  as amended (the "New Jersey Charter"), and the Company's current
Bylaws  (the "New  Jersey  Bylaws"),  may obtain  copies of these  documents  by sending a request to the Investor Relations Department of the Company at Juniper
Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.

     The Company  anticipates  that the Merger will become  effective as soon as reasonably practicable after shareholder approval. However, the Merger Agreement provides  that the Merger may be  abandoned or deferred  prior to the  Effective
Time, either before or after shareholder approval, if circumstances arise which, in the opinion of the board of  directors of the Company or UMH  Maryland,  make the Merger  inadvisable  or its  deferral  advisable.  In  addition,  the Merger
Agreement  may be amended at any time prior to the  Effective  Time,  subject to certain  conditions.  In the event the  Proposal is not adopted or the Merger is not  consummated,  the  Company  will  continue  to  operate  as  a  New  Jersey corporation and subject to the New Jersey Charter and the New Jersey Bylaws.

Reasons for the Merger

     The  board of  directors  recommends  that the  Company  become a  Maryland corporation  subject to the  statutes  of  Maryland  rather  than New Jersey for several  reasons.  The reasons set forth below do not necessarily  appear in the order of importance to the board.

     The board of directors believes the Maryland Code contains  provisions more conducive to the operations of a REIT and Maryland has a more  comprehensive and modern body of law governing  REITs than New Jersey does. See "Comparison of the
New Jersey Code,  New Jersey Charter and New Jersey Bylaws to the Maryland Code,
Maryland Charter and Maryland Bylaws." For many years, Maryland has had a policy of encouraging REITs to establish legal domicile in Maryland.  As a result, over
100 publicly  traded REITs are currently  organized  under the laws of Maryland, including  approximately  65% of the  REITs  that are  members  of the  National
Association of Real Estate Investment Trusts, or "NAREIT".  Only three REITs, or approximately  2% of the members of NAREIT,  are  organized  in New Jersey.  The board of  directors  believes  that the large  number of REITs  incorporated  in
Maryland has resulted in the development of a greater,  more comprehensive,  and clearer body of relevant  case law  regarding  REITs and issues  facing REITs in
Maryland  than  is  currently   available  for  the  Company  as  a  New  Jersey
corporation.  As a result,  the board of directors  believes  that  Maryland law provides the  directors  and  management  of a REIT with greater  certainty  and predictability in managing the affairs of a REIT.

     In addition, due to the large number of REITs incorporated in Maryland, the
Reincorporation  would bring the Company's  charter  documents more in line with that of other  REITs.  The  board  of  directors  believes  that  this  would be beneficial  to both the  Company  and its  shareholders  because  the  Company's charter  documents  would be more  consistent  with  that of other  REITs in the
Company's  peer  group,   including  such  other  REITs  that  own  and  operate
manufactured housing communities as Chateau Communities,  Inc., Sun Communities,
Inc., and  Manufactured  Home  Communities,  Inc., which are all incorporated in
Maryland.

     Finally,  the  Maryland  Charter and  Maryland  statutes  will  provide the
Company with a greater ability to preserve its REIT status and to defend against an  unsolicited  takeover  deemed  not  to be  in  the  best  interests  of  the stockholders. See "Comparison of the New Jersey Code, New Jersey Charter and New
Jersey  Bylaws to the Maryland  Code,  Maryland  Charter and  Maryland  Bylaws -
Certain Anti-Takover Effects."

Comparison of the New Jersey Code,  New Jersey  Charter and New Jersey Bylaws to
the Maryland Code, Maryland Charter and Maryland Bylaws

     Although  there are several  differences  between  the New Jersey  Business
Corporation  Act (the "New Jersey  Code") and the  Maryland  Code,  the board of directors does not believe that these differences will have a significant impact on the  day-to-day  business of the  Company.  A summary of certain  differences between  provisions  affecting  holders of Shares under the New Jersey Code, the
New Jersey  Charter  and the New Jersey  Bylaws and those  affecting  holders of
Maryland  Common Stock under the  Maryland  Code,  the Maryland  Charter and the
Maryland Bylaws is set forth below. The  identification of specific  differences is not meant to indicate that other equally or more  significant  differences do not exist.  This summary does not purport to be complete and is qualified in its entirety by  reference to the Maryland  Charter and Maryland  Bylaws  (copies of which are  attached  to this  proxy  statement  as  Appendix B and  Appendix  C, respectively),  the New Jersey  Charter and the New Jersey  Bylaws (which can be obtained from the Investor  Relations  Department of the Company upon  request), and to the New Jersey Code and the Maryland  Code. In the following  discussion, the Company, a New Jersey corporation, is also referred to as "UMH New Jersey."

Authorized Capital Stock

     The  authorized  capital  stock of UMH New Jersey  consists  of  15,000,000 shares of common stock,  $0.10 per share.  The  authorized  capital stock of UMH
Maryland  consists of  23,000,000  shares,  initially  classified  as 20,000,000 shares of Maryland Common Stock, and 3,000,000 shares of excess stock, par value
$0.10 per share ("Maryland Excess Stock"). The Maryland Excess Stock is designed to protect UMH Maryland's  status as a REIT under the Code. See " - REIT Related
Restrictions."

     In general under the New Jersey Code, any change in the capitalization of a corporation  organized  prior to  January 1,  1969,  which UMH New  Jersey  was, including any increase or decrease in the aggregate number of shares of stock or in the number of shares of stock of any class  authorized for issuance,  must be approved by the affirmative  vote of two-thirds of the votes cast by the holders of shares  entitled to vote  thereon.  In  addition,  pursuant to the New Jersey
Bylaws,  any  amendment  to the  New  Jersey  Charter  must be  approved  by the affirmative  vote of  two-thirds  of the  votes  cast by the  holders  of shares entitled to vote  thereon.  Under the Maryland  Code and the  Maryland  Charter,
however, the board of directors of UMH Maryland has the power, without action by the  shareholders,  to increase or decrease  the  aggregate  number of shares of stock or the  number  of  shares of stock of any  class  that UMH  Maryland  has authority to issue.  Also,  the board of directors of UMH Maryland has the power to classify or reclassify any unissued  capital stock  including  classification into a class or classes of preferred stock,  preference stock,  special stock or other  stock and to divide or  classify  shares  into one or more series of such class. The board of directors of UMH Maryland may exercise its power to

                                       10

increase the number of authorized shares or to reclassify any unissued shares in connection with a merger or acquisition,  a future  underwritten public offering or private placement or a potential hostile takeover.

     Under  the New  Jersey  Code  and the New  Jersey  Charter,  each  Share is entitled to one vote on each matter  submitted  to the  shareholders.  Under the
Maryland Code and the Maryland  Charter,  each share of Maryland Common Stock is entitled to one vote on each matter  submitted to shareholders  and the Maryland
Excess Stock has no voting rights.

Shareholder Meetings

     The New Jersey Bylaws provide that an annual meeting of  shareholders  will be held at 4:00 p.m.  Eastern  Standard  Time on the third Tuesday of May at its principal  office or at such other  place as is  specified  in the notice of the meeting.  The Maryland Bylaws provide that the annual meeting of shareholders of
UMH  Maryland  will be held at the time and on the date during the month of June as set by the board of directors of UMH Maryland. Both the New Jersey Bylaws and the  Maryland  Bylaws  provide  that the  presence  in  person  or by proxy of a majority of all votes  entitled to be cast  constitutes a quorum at  shareholder meetings.

     Under the New Jersey Code,  special  meetings of shareholders may be called by the president or the board of directors or any shareholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special
meeting  be  called.   Under  the  New  Jersey  Bylaws,  a  special  meeting  of
shareholders can be called only by the president or the board of directors.

     Under the Maryland Code,  special meetings of shareholders may be called by a  corporation's  board of directors,  its president,  such other persons as the charter or bylaws provide, and the holders of shares entitled to cast 25% of the votes at the  special  meeting  (or such other  percentage  not  greater  than a majority as is specified in the charter or bylaws).  The Maryland Bylaws provide that  special  meetings  may be called by the  President of UMH Maryland or by a majority of its board of directors, and must be called by its secretary upon the written request of holders of shares entitled to cast at least a majority of all votes  entitled to be cast at such special  meeting.  A request by  shareholders must state the purpose of the meeting and the matters  proposed to be acted upon at the meeting.  Further,  shareholders  requesting the special meeting must pay the estimated costs of preparing and mailing the notice of the special  meeting.
The board of directors has the sole power to fix the date, place and time of the special meeting.

Preemptive Rights

     Under  the  New  Jersey  Code  and the  Maryland  Code,  shareholders  have preemptive rights to purchase shares only if the certificate of incorporation so provides.  Neither the New Jersey  Charter  nor the  Maryland  Charter  provides shareholders with preemptive rights.

                                       11

Shareholder Action by Written Consent

     With certain exceptions, the New Jersey Code provides that any action which may be taken by  shareholders  at a meeting  may be taken  without a meeting  if shareholders holding at least the minimum number of votes necessary to authorize the action consent in writing.  Under the Maryland Code,  shareholder action may be taken  without a meeting  only if all  shareholders  entitled  to vote on the matter consent in writing to the action proposed to be taken.

Advance Notice Provisions

     The New  Jersey  Bylaws  contain  no advance  notice  provisions  requiring advance  notice of nominations of persons for election to the board of directors or proposals of business to be  conducted at an annual or special  meeting.  The
Maryland Bylaws,  however, state that nominations of persons for election to the board of  directors  and the  proposal  of  business  at an  annual  meeting  of shareholders  may only be made  (i)  pursuant  to the  corporation's  notice  of meeting; (ii) by or at the direction of the corporation's board of directors; or
(iii) by a  shareholder  entitled to vote at the meeting who  complies  with the advance notice requirements of the Maryland Bylaws.

     Pursuant to the Maryland Bylaws, a shareholder  seeking to nominate persons for election to the board of directors or propose other business to be conducted at an annual  meeting of  shareholders  or to nominate  persons for  election of directors  at any  special  meeting of  shareholders  called for the  purpose of electing  directors  must  provide the required  notice to the  Secretary of UMH
Maryland (i) in the case of an annual  meeting,  generally not less than 90 days nor more than 120 days  prior to the first  anniversary  of the  mailing  of the notice for the preceding year's annual meeting and (ii) in the case of a special meeting for the purpose of electing  directors,  not earlier  than the 120th day prior to such special meeting and not later than the later of the 90th day prior to such  special  meeting  or the 10th  day  following  the day on which  public disclosure was made of the date of the special meeting.  The notice must contain
(i)(a) in respect of proposed  nominees for election to the board of  directors, all  information  required to be disclosed in connection with  solicitations  of proxies  pursuant to Regulation 14A of the Securities  Exchange Act of 1934 (the
"Exchange Act") as to each proposed nominee and (b) in respect of proposed other business at an annual  meeting of  shareholders,  a description  of the proposed business and the reasons for  conducting it at an annual  meeting and (ii) as to the shareholder  providing the notice,  (a) the shareholder's  name and address, class and number of shares;  (b) in the case of a nomination for election to the
board,  a  description  of  all  arrangements  or  understandings   between  the
shareholder  and  the  proposed  nominee;  (c) in the  case  of  proposed  other
business,   a  description  of  arrangements  or   understandings   between  the
shareholder  and any  other  persons  in  connection  with  the  proposed  other business;  (d) a representation that the shareholder intends to appear in person at the meeting;  and (e) any other  information  concerning  the  shareholder as would be required to be included in a proxy statement pursuant to Regulation 14A of the  Exchange  Act.  In the case of a proposed  nominee  for  election to the board,  such  notice  shall  also be  accompanied  by a written  consent of each proposed nominee to be named as a nominee and to serve as a director if elected.
In addition,  the  shareholder  providing  such notice must be a shareholder  of record  at the  time  notice  is  given,  on the  record  date  for  determining shareholders entitled to vote and on the meeting date.

                                       12

     These provisions  should not be confused with the rules governing the right of a  shareholder  to submit a proposal  for  inclusion  in  management's  proxy statement. Those rules are set forth in the SEC's proxy rules and are applicable to all  corporations  (including UMH  Maryland),  wherever  organized,  that are subject to the proxy rules.

Size and Composition of the Board

     Under the New Jersey Code, a board of directors  may consist of one or more members as provided in the Bylaws and subject to any provision  contained in the certificate  of  incorporation.  The New Jersey  Charter  does not provide for a specific  number of directors.  The New Jersey Bylaws,  however,  state that the board of directors must consist of nine members.

     Under the Maryland Code, a corporation  must have at least three  directors at all times.  Subject to this provision,  a corporation's  bylaws may alter the number of directors and authorize a majority of the entire board of directors to alter within specified  limits the number of directors set by the  corporation's charter or bylaws. The UMH Maryland board is currently comprised of 9 directors.
The Maryland Bylaws provide that UMH Maryland's board of directors may alter the number of directors to a number not less than three or more than 15. In addition to any  requirements  imposed by the American  Stock Exchange and the Securities and Exchange Commission,  the Maryland Charter requires at least three directors to be independent as defined by Section 3-802 of the Maryland Code.

Classified Board of Directors

     The New Jersey Charter does not provide for a staggered board of directors.
The  Maryland  Charter,  however,  provides  that the  members  of the  board of directors  must be divided,  as evenly as  possible,  into three  classes,  with approximately  one-third of the directors elected by the shareholders  annually.
Each  director  is to serve a three year term or until his or her  successor  is duly elected and has qualified. Consequently, members of the boards of directors of UMH Maryland serve staggered three-year terms.

     Set forth below are the names of the directors of UMH Maryland and the term of office for each of such  persons.  All such  individuals  presently  serve as directors of UMH New Jersey. By voting in favor of the Reincorporation,  UMH New
Jersey's  shareholders  will be  deemed  to have  approved  of such  persons  as directors  of UMH Maryland  without  further  action and without  changes in the classes or terms.

                                       13

                   Name                                Term to Expire

           Ernest V. Bencivenga                              2004

           Anna T. Chew                                      2006

           Charles P. Kaempffer                              2005

           Eugene W. Landy                                   2006

           Samuel A. Landy                                   2006

           James E. Mitchell                                 2004

           Richard H. Molke                                  2005

           Eugene Rothenberg                                 2005

           Robert G. Sampson                                 2004

Cumulative Voting

     Both the New Jersey  Code and the  Maryland  Code permit a  corporation  to provide for cumulative voting in its charter. Neither the New Jersey Charter nor the Maryland Charter provides for cumulative voting.

Removal of Directors

     Pursuant  to the New Jersey  Code and the New Jersey  Charter,  because the board of directors of UMH New Jersey is not classified, directors may be removed with or  without  cause  by the  shareholders  upon  the  affirmative  vote of a majority of the shares  entitled  to vote for the  election  of  directors.  The
Maryland Charter provides that directors may be removed only for cause by a vote of at  least  two-thirds  of the  votes  entitled  to be cast  generally  in the election of directors.

Filling Vacancies

     Under the New Jersey  Code,  unless the  certificate  of  incorporation  or bylaws  provide  otherwise,  which  neither  the New Jersey  Charter nor the New
Jersey Bylaws do, a vacancy,  however  caused,  may be filled by the affirmative vote of a majority of the remaining directors. Directors elected by the board of directors  hold office  until the next annual  meeting of the  shareholders.  In addition, under the New Jersey Code, any directorship not filled by the board of directors  may be  filled  by the  shareholders.  Under  the  Maryland  Charter, vacancies on the board of directors  are filled by the  remaining  directors and the newly elected director serves until the term of that  directorship  normally expires.

                                       14

Standard of Conduct for Directors

     Under New Jersey law, the standard of conduct for directors is set forth in
Section  14A:6-14  of the New Jersey  Code,  which  requires a director of a New
Jersey  corporation  to perform his or her duties in "good faith" with a "degree of diligence,  care and skill which  ordinarily  prudent  people would  exercise under similar circumstances in like positions."

     Under  Maryland  law, the standard of conduct for directors is set forth in
Section 2-405.1(a) of the Maryland Code, which requires a director of a Maryland corporation  to perform his or her duties in "good faith" in a manner that he or she  "reasonably  believes to be in the best interests of the  corporation"  and with the care of an "ordinarily  prudent person in a like position under similar circumstances."

Limitation of Personal Liability of Directors and Officers

     Both the New Jersey Code and Maryland Code permit the  governing  documents of a corporation to contain provisions  limiting personal liability of directors and others to the  corporation or its  shareholders  for money damages.  The New
Jersey  Charter  provides  that  directors  shall not be  personally  liable for negligence  and also limits the liability of directors to breaches of duty based upon an act or omission (i) in breach of the duty of loyalty to the  corporation or its shareholders,  (ii) not in good faith or involving a knowing violation of the law, or (iii) resulting in receipt of an improper personal benefit.

     The Maryland Charter, however, contains provisions which limit the personal liability  of  directors to the fullest  extent  permitted  by Maryland  law. In addition,  as  permitted by Maryland  law, the Maryland  Charter also limits the personal  liability of officers to the same extent as that  afforded  directors.
The Maryland Code, however,  does not permit limitation of personal liability of directors or officers (i) for the amount of any improper  benefit they  actually receive or (ii) to the extent  active and  deliberate  dishonesty on the part of the director or officer is  established by a final judgment as being material to such cause of action.

Indemnification of Directors and Officers

     The  New  Jersey  Code  and  the  Maryland   Code  each   specify   certain
circumstances  when a corporation  must,  and other  circumstances  when it may, indemnify its officers,  directors,  employees and agents against legal expenses and liabilities.

     Under New Jersey  law,  a  director,  officer,  employee  or agent may,  in general,  be indemnified by the corporation if he has acted in good faith and in a manner he reasonably  believed to be in, or not opposed to, the best interests of the corporation  and, with respect to any criminal action or proceeding,  had no reasonable cause to believe his conduct was unlawful. In addition,  under New
Jersey law,  corporations  must  indemnify a director to the extent the director has been successful on the merits or otherwise in certain  proceedings.  UMH New
Jersey's Bylaws contain provisions  requiring the  indemnification of directors, officers and employees to the fullest extent permitted by New Jersey law.

     The  Maryland  Code  requires a  corporation,  unless its charter  provides otherwise,  which the  Maryland  Charter  does not,  to  indemnify a director or officer who has been successful,  on the

                                       15

merits or  otherwise,  in the defense of any  proceeding  to which the person is made a party by reason of his or her service in that capacity. The Maryland Code permits a  corporation  to  indemnify  its  present  and  former  directors  and officers,  among others,  in connection with any proceeding to which they may be made a party by reason of their service in those or other  capacities  unless it is  established  that:  (i) the act or omission  of the  director or officer was material to the matter  giving rise to the  proceeding  and was committed in bad faith or was the result of active and deliberate  dishonesty;  (ii) the director or officer actually received an improper personal benefit in money,  property or services;  or (iii) in the case of any  criminal  proceeding,  the  director  or officer had reasonable cause to believe that the act or omission was unlawful.

     The  indemnity  may cover  judgments,  penalties,  fines,  settlements  and reasonable  expenses  actually incurred by the director or officer in connection with the proceeding;  provided,  however, that if the proceeding is one by or in the right of the Maryland  corporation,  indemnification  is not permitted  with respect to any  proceeding in which the director or officer has been adjudged to be liable to the corporation.  In addition,  a director or officer of a Maryland corporation  may not be  indemnified  with  respect to any  proceeding  charging improper  personal  benefit to the  director or officer in which the director or officer  was  adjudged  to be liable  on the basis  that  personal  benefit  was improperly  received.  The termination of any proceeding by conviction or upon a plea of nolo  contendere or its  equivalent or an entry of an order of probation prior to judgment creates a rebuttable  presumption that the director or officer
did  not  meet  the  requisite   standard  of  conduct  required  for  permitted
indemnification.  The  termination  of any  proceeding  by  judgment,  order  or settlement,  however, does not create a presumption that the director or officer did not meet the requisite standard of conduct for permitted indemnification.

     As a  condition  to  advancing  expenses  to a director or officer who is a party to a  proceeding,  Maryland  law requires UMH Maryland to obtain a written affirmation from the director or officer of his or her good faith belief that he or she has met the  standard of conduct  necessary  for  indemnification  by UMH
Maryland and a written  statement by or on his or her behalf to repay the amount paid or  reimbursed  by UMH  Maryland if it is  ultimately  determined  that the standard of conduct was not met.

     The Maryland  Charter  provides  that, to the fullest  extent  permitted by
Maryland law, UMH Maryland will indemnify and advance  expenses to a director or officer of UMH  Maryland.  The Maryland  Charter also provides that UMH Maryland may  indemnify  other  employees  and  agents to the  extent  authorized  by UMH
Maryland's board of directors or the Maryland Bylaws. The Maryland Bylaws do not authorize any such  indemnification for non-director,  non-officer  employees or agents.  The  Maryland  Bylaws  also  provide  that UMH  Maryland  may  maintain insurance to protect any director or officer against expense, liability or loss, whether  or not UMH  Maryland  would  have the power to  indemnify  such  person against such expense, liability or loss under the Maryland Bylaws.

Dividends

     Both the New Jersey Code and the Maryland  Code provide that a  corporation may pay  dividends to its  shareholders  from time to time as  authorized by the board of directors.  The New Jersey Code, however,  prohibits a corporation from making a  distribution  to its  shareholders  if,

                                       16

after giving effect to such distribution, the corporation would be unable to pay its  debts  as  they  become  due  in  the  usual  course  of  business  or  the corporation's total assets would be less than its total liabilities.

     Likewise,  the Maryland Code states that no dividend or other  distribution may be made if, after giving  effect to the  distribution,  (i) the  corporation would not be able to pay its  debts as they  become  due in the usual  course of business or (ii) the  corporation's  total  assets would be less than the sum of the corporation's  total  liabilities  plus,  unless the  corporation's  charter provides otherwise,  which the Maryland Charter does not, the amounts payable to shareholders having preferential rights to assets in the event of dissolution of the  corporation.  The  Maryland  Bylaws  provide  that,  before  payment of any dividends,  there may be set aside out of any funds of the corporation available for dividends or other  distributions such sum or sums as the board of directors may from time to time, in its absolute discretion, determine proper as a reserve fund for contingencies,  for equalizing  dividends or other  distributions,  for repairing  or  maintaining  any  property of the  corporation  or for such other purpose as the board of directors  shall determine to be in the best interest of the  corporation,  and the board of  directors  may modify or  abolish  any such reserve.

Charter Amendments

     In general, for corporations  organized prior to January 1, 1969, which UMH
New Jersey  was,  the New Jersey Code  requires  amendments  to a  corporation's certificate  of  incorporation  to be  approved  by the board of  directors  and shareholders  holding  two-thirds of the voting stock  entitled to vote thereon, unless  the  corporation's  certificate  of  incorporation  requires  a  greater percentage.  The New Jersey  Charter does not require  such greater  percentage.
However, to amend certain terms of a corporation's certificate of incorporation, the New Jersey Code allows an  amendment  to be made by board  action alone (for example, an amendment to effect a share dividend).

     In general under the Maryland Code, amendments to a corporation's  articles of  incorporation  must  be  approved  by  the  board  of  directors  and by the shareholders  by the vote of at least  two-thirds of the votes  entitled to vote thereon.  Under the Maryland Code,  certain  charter  amendments may be effected solely by the board of  directors,  such as an amendment  changing the name of a corporation  or an amendment  increasing or decreasing  the number of authorized shares of stock (see "- Authorized Capital Stock").

Amendments to Bylaws

     Under the New Jersey Code, a corporation's board of directors has the power and authority to make, alter and repeal the  corporation's  bylaws,  unless such power  is  specifically  reserved  to the  shareholders  in the  certificate  of incorporation. UMH New Jersey's Charter does not contain such a reservation. The
New Jersey Code further  provides that the shareholders may make, alter or amend the  corporation's  bylaws and that the shareholders may further  prescribe that any bylaw made by them shall not be altered or repealed by the board.

     Under the Maryland  Code, an amendment to the Bylaws  requires the approval of the  shareholders  unless the charter or bylaws confers the power to amend to the Board of Directors.

                                       17

The Maryland Charter and the Maryland Bylaws confer the exclusive right to amend the Bylaws upon the Board of Directors.

Inspection of Books and Records

     Under the New Jersey Code, generally,  any shareholder who has owned shares for six months or who owns, or is authorized by persons  owning,  at least 5% of the  outstanding  shares of any class or series may submit a written  demand for
any  proper   purpose  to  inspect  and  copy  minutes  of  proceedings  of  its shareholders  and  record of  shareholders.  Additionally,  under the New Jersey
Code, upon written request,  each  shareholder is entitled to the  corporation's balance  sheet at,  and its profit and loss and  surplus  statements  as of, the preceding fiscal year.

     Under the  Maryland  Code,  any person or group of  persons  who has been a shareholder of record for a minimum of six months and who owns,  individually or collectively,  at least 5% of a corporation's  outstanding shares has a right to
(i) inspect the corporation's books of account and stock ledger; (ii) present to any  officer  or  resident  agent of the  corporation  a written  request  for a statement of its affairs; and (iii) in the case of any corporation that does not maintain  the  original or a duplicate  stock  ledger at its  principal  office, present to any officer or resident  agent of the  corporation a written  request for a list of its  shareholders.  Additionally,  under the  Maryland  Code,  any shareholder may inspect and copy, during usual business hours, the corporation's bylaws, minutes of the proceedings of shareholders, annual statements of affairs and any voting trust  agreements on file at the  corporation's  principal office and has the right to  request  the  corporation  to  provide  a sworn  statement showing all securities issued and all consideration  received by the corporation for such securities within the preceding 12 months.

Appraisal Rights

     Under  both  New  Jersey  and  Maryland   law,   shareholders   in  certain
circumstances have the right to dissent from certain corporate  transactions and to receive an appraisal of the value of their shares,  provided  that  statutory procedures  are followed.  As permitted by Maryland law,  however,  the Maryland
Charter provides that shareholders do not have dissenters'  rights of appraisal, unless a majority of the entire board of  directors  determines  otherwise.  The
Reincorporation  does not  trigger  any  appraisal  rights.  See " -  Dissenting
Shareholders' Rights of Appraisal."

     In cases where appraisal rights are available, both the New Jersey Code and the  Maryland  Code provide that a  shareholder  exercising  his or her right to dissent  may demand  payment  in cash for his or her shares  equal to their fair value,  excluding  any  appreciation  or  depreciation  in  anticipation  of the transaction  (although under the Maryland Code such appreciation or depreciation
may  be  included  in  determining   fair  value  if  its  exclusion   would  be
inequitable).  Under the New Jersey Code and the  Maryland  Code,  fair value is determined  by agreement  with the  corporation  or, if an  agreement  cannot be reached,  by the  Superior  Court in New Jersey or by any  appropriate  court in
Maryland  upon the  petition  of the  surviving  corporation  or the  dissenting shareholder.

     Under New Jersey Code,  dissenting  shareholders  are entitled to appraisal rights in connection with the merger; consolidation; or sale, lease, exchange or other disposition of all or

                                       18

substantially  all of the assets of a corporation  not in the regular  course of business.  However,  unless the certificate of incorporation otherwise provides, which the New Jersey Charter does not,  appraisal  rights are not provided when:
(i) the shares  entitled  to vote on such  transaction  are listed on a national securities  exchange or held of record by not less than 1,000  shareholders  (or shareholders receive in such transaction cash and/or securities which are listed on a national  securities  exchange or are held of record by not less than 1,000 shareholders), or (ii) no vote of the corporation's shareholders is required for the proposed transaction.

     Under the Maryland Code,  there are no appraisal rights if (i) the stock is listed on a national  securities  exchange or is designated as a national market system security on an interdealer  quotation system by the National  Association of Securities Dealers, Inc.; (ii) the stock in question is that of the successor in the  merger,  unless the merger  alters the  contract  rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be  changed  or  converted  in whole or in part in the merger into something other than either stock in the successor,  cash,  scrip or other  rights or  interests  arising  out of  provisions  for the  treatment  of fractional shares of stock in the successor;  (iii) the stock is not entitled to vote on the  transaction;  (iv) the charter  provides the  shareholders  are not entitled to appraisal rights; or (v) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value.

Extraordinary Transactions

     For  corporations  organized prior to January 1, 1969, which UMH New Jersey was,  the  New  Jersey  Code  requires  that a  sale  or  disposition  of all or substantially all of a corporation's assets not in the ordinary course, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation  must be recommended by the board of directors and, with certain exceptions,  approved by two-thirds of the  outstanding  stock  entitled to vote
thereon,   unless   otherwise   provided  in  a  corporation's   certificate  of
incorporation  and except for  certain  business  combinations  with  interested shareholders which are prohibited and subjected to certain super-majority voting requirements  and  certain  anti-takeover  provisions  discussed  below  (see "-
Anti-Takeover  Provisions").  Also,  under the New Jersey Code, any  acquisition which involves the issuance of additional voting shares, such that the number of additional  voting  shares issued  exceeds 40% of the voting shares  outstanding prior to the transaction, must be approved by the majority of the shares (or, if applicable,  a  majority  of each class or series of  shares)  entitled  to vote thereon.

     Under the Maryland Code,  unless the charter  provides  otherwise,  a sale, lease,  transfer  or  exchange of all or  substantially  all of a  corporation's assets not in the  ordinary  course of  business or a merger,  consolidation  or share  exchange  involving  the  corporation  generally  requires  approval by a two-thirds  vote of the shares of the corporation  entitled to vote thereon.  In
addition,   Subtitle  6  of  the  Maryland  Code  prohibits   certain   business
combinations  with interested  shareholders  and imposes certain  super-majority voting requirements in respect of certain business  combinations with interested shareholders. See " - Business Combination Statutes."

                                       19

Business Combination Statutes

     The New Jersey Code provides that any person making an offer to purchase in excess of 10% (or such amount which,  when aggregated with such person's present holdings,  exceeds 10%) of any class of equity  securities of any corporation or other issuer of securities  organized under the laws of New Jersey must,  twenty days  before  the offer is made,  file a  disclosure  statement  with the target company and with the Bureau of Securities of the Division of Consumer Affairs of
the New Jersey Department of Law and Public Safety (the "Bureau").  The takeover bid may not proceed  until after the receipt by the filing party of the Bureau's permission.  Such permission may not be denied unless the Bureau, after a public hearing,  finds that (i) the  financial  condition  of the offeror is such as to jeopardize  the  financial  stability  of the target  company or  prejudice  the interests of any  employees or security  holders who are  unaffiliated  with the offeror,  (ii) the terms of the offer are unfair or  inequitable to the security holders of the target  company,  (iii) the plans and proposals which the offeror has to make any material  change in the target  company's,  business,  corporate structure,  or  management  are  not in the  interest  of the  target  company's remaining  security  holders or employees,  (iv) the competence,  experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's  remaining security  holders or employees to permit the  takeover,  or (v) the terms of the takeover bid do not comply with the  provisions of Chapter 10A of the New Jersey
Code.

     Chapter  10A  was  added  to  the  New  Jersey  Code  in  1986  to  protect shareholders and other corporate  "constituents."  It generally provides that no resident domestic  corporation shall engage in any business combination with any interested  shareholder  for a period of five years  following  that  interested shareholder's stock acquisition date unless the business combination is approved by the board of directors prior to that stock  acquisition  date. An "interested shareholder" is any person (other than the resident domestic  corporation or its subsidiary)  that (i) is the  beneficial  owner directly or indirectly of 10% or more of the  voting  power  of the  outstanding  voting  stock  of the  resident domestic  corporation  or (ii) is an affiliate  or  associate  of that  resident domestic  corporation  and, at any time within the five year period  immediately prior to the date in question,  was a beneficial owner,  directly or indirectly, of 10% or more  of the  voting  power  of the  then  outstanding  stock  of that
resident  corporation.   A  "beneficial  owner"  of  stock  is  a  person  that,
individually  or  with or  through  any of its  affiliates  or  associates:  (i)
beneficially  owns that  stock,  directly or  indirectly,  (ii) has the right to acquire  or vote  that  stock,  or  (iii)  has  any  agreement,  arrangement  or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other  beneficial  owner thereof.  An "affiliate" of a beneficial
owner  is  a  person  that   directly  or   indirectly,   through  one  or  more
intermediaries,  controls, or is controlled by, or is under common control with, the  beneficial  owner.  The New Jersey  definition  of "business  combinations"
includes any merger or consolidation.

     With the  exception  of certain  excluded  categories  of  transactions,  a
"business  combination"  is  prohibited  unless any one of the  following  three conditions  is  satisfied:  (1) the board of directors of the resident  domestic corporation  approves the business  combination  prior to the stock  acquisition date of the interested shareholder;  (2) the holders of two-thirds of the voting stock  of the  resident  domestic  corporation  not  beneficially  owned  by the interested shareholder approve the business combination by affirmative vote at a meeting  called  for  that  purpose;  or (3) the  shareholders  of the  resident domestic  corporation,  among other  things,

                                       20

receive a minimum  price for their shares and the  consideration  is received in cash or in the same form as previously  paid by the interested  shareholder  for its shares.

     The Maryland Code prohibits,  with certain  exceptions,  certain  "business combinations" (including a merger, consolidation,  share exchange or, in certain circumstances,  an asset  transfer  or issuance  or  reclassification  of equity securities)  between a Maryland  corporation  and an  "interested  shareholder."
Interested  shareholders (i) are persons who beneficially own 10% or more of the voting power of the corporation's shares or (ii) are affiliates or associates of the corporation who, at any time within the two-year period prior to the date in question,  were the  beneficial  owner of 10% or more of the voting power of the corporation's  shares.  Such business  combinations  are  prohibited for 5 years after  the most  recent  date on which  the  interested  shareholder  became  an interested  shareholder.  Thereafter,  any  such  business  combination  must be recommended  by the board of  directors of the  corporation  and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding  voting shares of the  corporation  and (ii) 66 2/3% of the votes entitled to be cast by holders of outstanding  voting shares of the  corporation other  than  shares  held  by the  interested  shareholder  or an  affiliate  or associate of the interested shareholder with whom the business combination is to be effected,  unless, among other things, the corporation's shareholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously  paid by the interested  shareholder for its shares.
These  provisions  of the  Maryland  Code do not  apply,  however,  to  business combinations  that are  approved or exempted  by the board of  directors  of the corporation  prior  to the time  that  the  interested  shareholder  becomes  an interested  shareholder.  The  Maryland  Charter  expressly  adopts the business combination  provisions of the Maryland Code,  but explicitly  states that these provisions do not apply to any transaction with Monmouth Real Estate  Investment
Corporation  or Monmouth  Capital  Corporation,  which are affiliates of UMH New
Jersey and UMH Maryland,  unless those  entities  undergo a Change in Control as defined in the Marland Charter.

Control Share Statute

     The Maryland Code provides that, with certain exceptions,  "control shares"
of a corporation acquired in a "control share acquisition" have no voting rights except to the extent  approved  by the  affirmative  vote of  two-thirds  of the shareholders,  excluding  shares of stock  owned by the  acquiring  person or by officers or directors who are employees of the corporation. "Control shares" are shares  of  voting  stock  which,  if  aggregated  with all  other  such  shares previously  acquired by such a person,  would  entitle the  acquiring  person to exercise voting power in electing  directors  within one of the following ranges of voting power: (i) 10% or more but less than 33 1/3%, (ii) 33 1/3% or more but less than a majority,  or (iii) a majority or more of all voting power.  Control shares do not include shares the acquiring  person is then entitled to vote as a result of having  previously  obtained  shareholder  approval.  A "control share acquisition" means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to,  control shares.

     A person who has made or proposes to make a control share acquisition, upon satisfaction of various  conditions  (including an undertaking to pay expenses), may compel the board of directors of the  corporation to call a special  meeting of  shareholders  to be held within 50 days of demand  therefore to consider the voting  rights  of  the  shares.  If no  request  for a  meeting  is  made,  the corporation may itself present the question at any shareholders' meeting.

                                       21

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have  previously been approved) for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any meeting of shareholders at which the voting rights of such shares are  considered  and not approved.  If voting rights for control shares are approved at a shareholders' meeting and the acquiring  person becomes  entitled to vote a majority of the shares entitled to vote, all other  shareholders may exercise  appraisal rights.  The fair value of the shares as determined for purposes of such  appraisal  rights may not be less than the highest  price per share paid in the  control  share  acquisition,  and certain  limitations and  restrictions  otherwise  applicable to the exercise of dissenters'  appraisal  rights do not apply in the  context  of a control  share acquisition.

     The  Maryland  control  share  acquisition  statute does not apply to stock acquired in a merger,  consolidation  or stock exchange if the  corporation is a party to the transaction,  or to acquisitions previously approved or exempted by a  provision  in the  charter or bylaws of the  corporation  adopted  before the acquisition of stock.

     As  permitted  under the  Maryland  Code,  the  Maryland  Bylaws  contain a provision opting out of the Maryland control share acquisition statute.

     The New Jersey  Code  contains  no  similar  provisions  regarding  control shares.

Dissolution

     Under the New Jersey Code,  a  corporation  may be  dissolved  upon (i) the recommendation  of  the  corporation's  board  of  directors  and  (ii)  if  the corporation  was organized  prior to January 1, 1969,  which UMH New Jersey was, the  affirmative  vote of  two-thirds  of the  votes  cast  by the  shareholders entitled to vote thereon.  Dissolution  of a corporation  may also be authorized without  action by the board of directors if all  shareholders  entitled to vote thereon consent in writing.

     The Maryland Code permits the dissolution of a corporation if (i) the board of directors adopts by a majority vote of the entire board a resolution advising dissolution and (ii) the dissolution is approved by the affirmative  vote of not less than two-thirds of all votes entitled to be cast on the matter.

Judicial Dissolution

     Under both the New Jersey Code and the Maryland  Code, if a deadlock of the directors precludes corporate action, or if a division of the shareholders makes election of directors impossible,  shareholders are permitted to seek a judicial dissolution.  Under the New  Jersey  Code,  the  Superior  Court  may  appoint a custodian,  while  under  the  Maryland  Code,  a court of  equity  may  grant a dissolution.  Such  action  under the New Jersey Code may be  instituted  by any shareholder.  Under the Maryland Code, involuntary dissolution by judicial order may be sought  only by  shareholders  entitled to cast at least 25% of the votes entitled to be cast in the election of directors.  However, when the individuals in control of the corporation are alleged to be acting  illegally,  oppressively or fraudulently, or when the division among shareholders is so severe that

                                       22

for a period which includes two consecutive  meeting dates the shareholders have failed to elect  successors to directors  whose terms should have  expired,  any shareholder  entitled to vote in the  election of  directors  may  petition  for dissolution.

Liquidation Rights

     Under the New  Jersey  Charter,  there is only one  class of stock,  common stock.  Accordingly,  it is  entitled  to all of the  assets  of UMH New  Jersey available for distribution  upon liquidation after payment of, or provision for, all  liabilities  of UMH New Jersey.  Under the Maryland  Charter,  the Maryland
Common Stock and the Maryland  Excess Stock are entitled to all of the assets of
UMH  Maryland  upon  liquidation   after  payment  of,  or  provision  for,  all
liabilities of MH Maryland,  subject to any  preferential  rights granted to any capital stock of UMH Maryland.

Payment for Stock

     Both the New Jersey Code and the Maryland  Code allow a contract for future labor to constitute consideration for the issuance of stock.

REIT Related Restrictions

     For the  Company  to qualify as a REIT  under the Code,  the  Company  must satisfy a number of statutory requirements, including a requirement that no more than 50% in value of its outstanding  shares of stock may be owned,  actually or constructively,  by five or fewer individuals (as defined by the Code to include certain  entities)  during the last half of a taxable year (other than the first taxable  year of REIT  status).  In addition,  if the  Company,  or an actual or constructive  owner of 10% or more of the  Company,  actually or  constructively owns 10% or more of a tenant of the Company (or a tenant of any  partnership  in which the  Company is a  partner),  the rent  received  by the  Company  (either directly  or  through  any  such  partnership)  from  such  tenant  will  not be qualifying  income for purposes of the REIT gross income tests of the Code.  The
Company's  capital stock must also be beneficially  owned by 100 or more persons during  at  least  335 days of a  taxable  year of  twelve  months  or  during a proportionate part of a shorter taxable year.

     In contrast to the New Jersey Charter which does not contain any provisions designed to protect UMH New  Jersey's  status as a REIT,  the  Maryland  Charter contains  limitations  to protect  UMH  Maryland's  status as a REIT.  Under the
Maryland  Charter,  any person who  acquires or  attempts  to acquire  shares of
Maryland  Equity Stock (as defined in the Maryland  Charter) in violation of the ownership  limitations and transfer restrictions must give written notice to UMH
Maryland. In addition,  every shareholder of more than 5% of the number or value of outstanding Maryland Equity Stock must give written notice to UMH Maryland of the number of shares of Maryland  Equity Stock  beneficially  or  constructively owned.  Under the Maryland  Charter,  if a transfer of the capital  stock of UMH
Maryland or a change in the capital  structure of UMH  Maryland  would result in
(i) any person (as  defined in the  Maryland  Charter)  directly  or  indirectly acquiring  beneficial  ownership  of more than 9.8% of the capital  stock of UMH
Maryland;   (ii)  the   outstanding   capital   stock  of  UMH  Maryland   being
constructively  or  beneficially  owned by fewer than 100 persons;  or (iii) UMH
Maryland  being  "closely held"

                                       23

within the meaning of Section 856 of the Code or otherwise failing to qualify as a REIT under the Code, then: (a) the board of directors of UMH Maryland may take any action it deems  advisable to refuse to give effect to, or to prevent,  such transfer;  (b) any  proposed  transfer  will be void ab  initio  and will not be recognized by UMH  Maryland;  (c) UMH Maryland will have the right to redeem the shares  proposed to be  transferred  at a price equal to the lesser of the price per share paid in the  transaction  which  created  the  violation  and the last reported  sales  price  on the  American  Stock  Exchange  on the  trading  date immediately  prior to the date UMH Maryland gives notice of redemption;  and (d)
the shares proposed to be transferred will be  automatically  converted into and exchanged for shares of a separate  class of stock,  the Maryland  Excess Stock, having no voting rights.

     Holders of Maryland Excess Stock do have certain rights in the event of any liquidation,  dissolution or winding up of the corporation. The Maryland Charter further  provides  that the  Maryland  Excess  Stock  will be held by a  trustee appointed  by UMH  Maryland  in trust (i) for the  person or persons to whom the
shares  are  ultimately   transferred,   until  such  time  as  the  shares  are
re-transferred  to a person or  persons in whose  hands the shares  would not be
Maryland Excess Stock and certain  price-related  restrictions are satisfied and
(ii) with  respect  to  dividend  rights  (and  rights to funds in excess of the amounts  paid  to the  holder)  for  the  benefit  of a  charitable  beneficiary appointed by UMH  Maryland.  The board of directors of UMH Maryland  may, in its sole  and  absolute  discretion,  exempt  certain  persons  from  the  ownership limitations  contained in the Maryland  Charter if ownership of shares of Equity
Stock by such  persons  would not  disqualify  UMH  Maryland as a REIT under the
Code.

Certain Anti-Takeover Effects

     The New Jersey Code and the New Jersey Charter currently contain provisions which may be viewed as having anti-takeover  effects. For example,  shareholders of the UMH New Jersey do not have  cumulative  voting  rights in the election of directors and UMH is subject to New Jersey's business  combination  statute.  In addition,  because  UMH New  Jersey  was  organized  prior to  January  1, 1969, approval of  two-thirds  of UMH's  shareholders  is  necessary  to amend the New
Jersey Charter and to engage in certain  extraordinary  transactions,  such as a sale of all or  substantially  all of UMH New  Jersey's  assets,  or  merger  or consolidation of UMH New Jersey with another corporation.

     The Maryland  Charter and the Maryland Bylaws also contain  provisions that may be deemed to have anti-takeover  effects.  For example, the Maryland Charter
(i) does not allow for cumulative  voting by  shareholders;  (ii) provides for a classified board of directors,  and (iii) contains  limitations on the amount of securities of UMH Maryland any person can own. In addition,  the Maryland Bylaws contain  provisions  that (i) give the board of directors the exclusive power to fill  vacancies on the board and provide  that any  director so  appointed  will serve  for the  remaining  term of that  directorship;  (ii)  give the board the exclusive  power to determine  the numbers of directors;  (iii) require  advance notice of any shareholder  nominations for director and proposals of business by shareholders to be conducted at the meeting; (iv) limit shareholders' ability to call a special  meeting;  (v) give the board of directors the exclusive power to amend the Maryland Bylaws;  (vi) require approval of two-thirds of the shares to remove  directors  for cause;  (vii)  require the board of  directors to have at least three  independent  directors as defined by Section  3-802 of the Maryland
Code which  allows UMH  Maryland  to opt into

                                       24

certain statutory anti-takeover provisions; and (viii) specifically opt into the business  combination  provisions of the Maryland Code (with the exception  that such  provisions  do  not  apply  to  transactions  with  Monmouth  Real  Estate
Investment Corporation or Monmouth Capital Corporation,  which are affiliates of
UMH New Jersey and UMH  Maryland),  unless  those  entities  undergo a Change in
Control as defined in the Maryland Charter.  Additionally,  the Maryland Charter
provides that the board of directors may authorize  additional shares of capital stock and may classify or reclassify  only  unissued  capital  stock,  including classification into shares of preference stock, without shareholder action. Such stock could be issued in such a way as to have anti-takeover effects.

     Anti-takeover provisions in the New Jersey and Maryland statutes and in the corporate  governance  structure of UMH New Jersey and UMH Maryland can impede a hostile  takeover  and give the  corporation's  board of  directors  a  stronger bargaining  position and additional time to negotiate a better price or a better alternative  transaction  for  shareholders,  as opposed to either  accepting or permitting by inaction a transaction based on the takeover terms proposed by the offeror.  Such  anti-takeover  provisions  may  have  the  effect,  however,  of discouraging  or  frustrating  offers  that a number  of  shareholders  would be willing to accept.

Federal Income Tax Consequences of the Reincorporation

     The Reincorporation is intended to be tax-free under the Code. Accordingly, the Company  believes  that no gain or loss will be recognized by the holders of the Shares as a result of the Merger, that no gain or loss will be recognized by
UMH New  Jersey  or by UMH  Maryland  as a result  of the  Merger,  and that UMH
Maryland  will succeed,  without  adjustment,  to the tax  attributes of UMH New
Jersey.  The Company  believes that each shareholder will have the same basis in the  stock  of UMH  Maryland  received  in the  Merger  as in  the  Shares  held immediately  prior to the time the  Merger  becomes  effective  and the  holding period of the stock of UMH  Maryland  will  include the period  during which the corresponding  Shares  were held;  provided,  however,  that such  corresponding
Shares  were held as a  capital  asset at the time of the  effectiveness  of the
Merger.  The Company has not  obtained,  and does not intend to obtain,  a legal opinion or ruling from the  Internal  Revenue  Service  with  respect to the tax consequences of the Reincorporation.

     The  Company  believes  that no gain or loss  should be  recognized  by the holders of outstanding  options to purchase Shares,  so long as (i) such options
(a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily  ascertainable  value (for  example,  were not actively traded on an established  market) when originally  granted and (ii) the options  to  purchase  the  Maryland  Common  Stock  into  which  the  Company's outstanding options will be converted in the Reincorporation also lack a readily ascertainable value when issued.

     The foregoing is only a summary of certain federal income tax consequences.
Shareholders  and option holders should consult their own tax advisors as to the effect of the Merger on their  ownership of Shares,  including  the affect under applicable state or local tax laws.

                                       25

Accounting Treatment of the Merger

     The Merger is expected to be  characterized  as and treated as if it were a
"pooling of interests"  (rather than a "purchase")  for financial  reporting and related purposes, with the result that the historical accounts of UMH New Jersey will be combined for all periods and presented as the historical  results of UMH
Maryland.

Dissenting Shareholders' Rights of Appraisal

     Pursuant  to  Chapter  11 of the New  Jersey  Code,  appraisal  rights  are generally not available if the shares  entitled to vote on the  transaction  are listed on a national  securities  exchange.  Because UMH New Jersey's shares are listed on the American  Stock  Exchange,  no appraisal  rights are  available in connection with the Merger.

Vote Required; Board Recommendation

     To be adopted the Reincorporation  must receive the affirmative vote of the majority  of the Shares  entitled  to vote.  If you hold your  Shares in "street name" through a broker or other nominee, your broker or nominee is not permitted to exercise voting  discretion with respect to the  Reincorporation.  Therefore, your broker will not vote your Shares unless you provide  instructions on how to vote.  You should  instruct your broker how to vote your Shares by following the directions  your broker  provides.  If you do not provide  instructions  to your broker,  your  Shares  will not be voted and this will have the same effect as a vote against the Proposal to approve the Reincorporation. Also, abstentions will have the effect of votes against the Reincorporation Proposal. The persons named
as  proxies  in  the  accompanying   proxy  intend  to  vote  in  favor  of  the
Reincorporation.  A vote for the  Reincorporation  proposal will  constitute (i)
approval of the change in the Company's state of  incorporation  from New Jersey to Maryland through a Merger of UMH New Jersey into UMH Maryland,  (ii) approval
of  the  Maryland  Charter,   (iii)  approval  of  the  Maryland  Bylaws,   (iv)
ratification of all of UMH Maryland's  directors,  and (v) approval of all other aspects of the Reincorporation,  including the adoption of the 1994 Plan and, if adopted,  the 2003 Plan by UMH  Maryland  and  issuance  of options to  purchase shares of UMH Maryland  common stock in exchange for options to purchase  shares of UMH Maryland.

     THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE FOR THE APPROVAL OF
THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF MARYLAND.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

     Nine persons have been  nominated to serve on the board of directors of the
Company. Your proxy will be voted for the election of the nine nominees named in this proxy statement, all of whom are members of the present board of directors, to serve for a one-year term,  unless you specifically  withhold your authority.
All  nominees  have agreed to serve,  if elected,  for the new term.  If for any reason any of the nine nominees  becomes  unavailable  for election,  your proxy will be voted for any  substitute  nominee  who may be  selected by the board of directors  prior to

                                       26

or at the meeting,  or, if no  substitute is selected by the board of directors, for a motion to reduce the membership of the board of directors to the number of the nominees  who are  available to serve.  In the event the  membership  of the board of directors is reduced,  it is  anticipated  that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the board of directors  after the Meeting but before the Merger,  the New Jersey
Bylaws  provide that any such vacancy will be filled for the unexpired term by a majority vote of the remaining directors.  The Company has no knowledge that any of the nine nominees will become unavailable for election.

     Your  proxy  cannot  be voted  for a greater  number  of  persons  than the nominees named.

     Some of the nominees for director are also  officers of the Company  and/or officers  and/or  directors  of  other  companies,  including  Monmouth  Capital
Corporation and Monmouth Real Estate Investment Corporation, both publicly-owned affiliates  of the  Company.  From  time to time,  the  Company  may  engage  in transactions with its officers or directors and their  affiliates.  See "Certain
Relationships and Related  Transactions."  All such transactions are approved in advance by a special  committee of directors  consisting  solely of  independent directors and are only approved if the  transaction is reflective of fair market value.

Committees of the Board of Directors and Meeting Attendance

     The board of directors  had four  meetings  during the last fiscal year. No director  attended  fewer than 75% of the meetings of the entire board or of the committees on which he or she served.

     The  board of  directors  has a  standing  Audit  Committee,  Stock  Option
Committee  and  Compensation  Committee.  The  Company  does not have a standing
Nominating Committee.

     The Audit Committee, which, among other things, recommends to the directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting  procedures and controls,  had four meetings,  including telephone meetings, during the last fiscal year. Charles P.
Kaempffer,  Richard H. Molke, and Eugene D. Rothenberg,  all of whom are outside directors, serve on the Audit Committee.

     The Stock Option Committee,  which administers the Company's 1994 Plan, had one meeting during the last fiscal year. Charles P. Kaempffer, Richard H. Molke, and Eugene D. Rothenberg serve on the Stock Option Committee.

     The Compensation Committee, which makes recommendations to the entire board of directors concerning executive compensation,  had one meeting during the last fiscal year. Richard H. Molke and Eugene D. Rothenberg serve on the Compensation
Committee.

                                       27

                             Nominees for Directors

                                           Present Position with the Company; Business
                                            Experience During Past Five Years; Other             Director
      Nominee             Age                            Directorships                             Since
      -------             ---    ------------------------------------------------------------    --------

Ernest V. Bencivenga      85     Secretary/Treasurer   (1984  to   present)   and   Director.      1969
                                 Financial  Consultant  (1976  to  present);   Treasurer  and
                                 Director  (1961 to present) and Secretary  (1967 to present)
                                 of  Monmouth  Capital  Corporation,   an  affiliate  of  the
                                 Company;  Treasurer and Director (1968 to present)  Monmouth
                                 Real Estate  Investment  Corporation,  an  affiliate  of the
                                 Company.

Anna T. Chew              45     Vice President and Chief Financial Officer (1995 to present)      1995
                                 and Director.  Vice President (2001 to present) and Director
                                 (1994  to  present)  of  Monmouth  Capital  Corporation,  an affiliate  of  the  Company;  Certified  Public  Accountant;
                                 Controller  (1991 to present) and Director (1993 to present)
                                 of Monmouth Real Estate Investment Corporation, an affiliate of the Company.

Charles P. Kaempffer      66     Director.  Director  (1970 to present)  of Monmouth  Capital      1969
                                 Corporation,  an affiliate of the Company; Director (1974 to present) of Monmouth Real Estate Investment Corporation,  an affiliate of the Company;  Vice Chairman and Director  (1996 to present) of Community Bank of New Jersey.

Eugene W. Landy           69     Chairman of the Board (1995 to present),  President (1969 to      1969
                                 1995) and Director.  Attorney at Law;  Chairman of the Board
                                 (2001 to present),  President and Director (1961 to present)
                                 of  Monmouth  Capital  Corporation,   an  affiliate  of  the
                                 Company;   President  and  Director  (1968  to  present)  of
                                 Monmouth Real Estate Investment Corporation, an affiliate of the  Company.  Eugene  W.  Landy is the  father of Samuel A.
                                 Landy.

Samuel A. Landy           43     President (1995 to present),  Vice President (1991-1995) and      1992
                                 Director.  Attorney  at Law;  Director  (1994 to present) of
                                 Monmouth Capital  Corporation,  an affiliate of the Company;
                                 Director   (1989  to  present)   of  Monmouth   Real  Estate

                                       28

                                           Present Position with the Company; Business
                                            Experience During Past Five Years; Other             Director
      Nominee             Age                            Directorships                             Since
      -------             ---    ------------------------------------------------------------    --------

                                 Investment Corporation,  an affiliate of the Company. Samuel
                                 A. Landy is the son of Eugene W. Landy.

James E. Mitchell         63     Director.   Attorney  at  Law;  General  Partner,   Mitchell      2001
                                 Partners,  L.P.  (1979  to  present);   President,  Mitchell
                                 Capital Management, Inc. (1987 to present).

Richard H. Molke          77     Director.   Vice   President   (1984  to  1998)  of  Remsco,      1986
                                 Associates, Inc., a construction firm.

Eugene Rothenberg         70     Director.  Director  (2001 to present)  of Monmouth  Capital      1977
                                 Corporation,   an   affiliate   of  the   Company.   Retired
                                 physician.

Robert G. Sampson         77     Director.  Director  (1963 to present)  of Monmouth  Capital      1969
                                 Corporation,  an affiliate of the Company; Director (1968 to
                                 2001) of Monmouth  Real Estate  Investment  Corporation,  an
                                 affiliate of the Company;  General Partner (1983 to present)
                                 of Sampco, Ltd., an investment group.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
         THE ELECTION TO THE BOARD OF DIRECTORS EACH PERSON NAMED ABOVE

                                   PROPOSAL 3

                ADOPTION OF THE COMPANY'S 2003 STOCK OPTION PLAN

     The Company is asking its  shareholders  to approve the proposed 2003 Stock
Option Plan (the "2003  Plan").  The 2003 Plan is designed to provide a means to attract,  motivate  and retain  officers  and key  employees  and to further the growth  and  financial  success of the  Company by  aligning  the  interests  of officers and key  employees  through the  ownership of equity in the Company and other incentives with the interests of the Company's stockholders. The 2003 Plan replaces the Company's existing 1994 Stock Option Plan (the "1994 Plan"), which, pursuant to its terms,  terminates December 31, 2003. The 1994 Plan provides for the grant of options to purchase  750,000 shares of the Company's  common stock, par value $.10 per share (the "Common Stock"), of which 496,700 shares have been issued or are the  subject to  existing  awards as of June 23,  2003.  No future awards will be granted under the 1994 Plan in the event of shareholder  approval of the 2003 Plan.

                                       29

Description of the 2003 Stock Option Plan

     The following paragraphs provide a summary of the principal features of the
2003 Plan and its operation.  The following summary is qualified in its entirety by reference to the 2003 Plan, a copy of which is attached as Appendix D hereto.

Administration of the 2003 Stock Option Plan

     The Board of Directors  adopted the 2003 Plan on June 19, 2003,  subject to shareholder  approval.  The 2003 Plan will be administered  by the  Compensation
Committee (the  "Committee")  comprised of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "non-employee  directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and  "outside  directors"  (as  required by Section  162(m) of the
Code).  The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors.  Currently, the Committee
consists  of  Richard  H.  Molke  and  Eugene  D.  Rothenberg.  The 1994 Plan is
administered by an Option Committee. Currently, the Option Committee consists of
Charles P. Kaempffer, Richard H. Molke and Eugene D. Rothenberg.

     The Committee has the sole  discretion to administer  and construe the 2003
Plan in accordance with its  provisions.  Subject to the terms of the 2003 Plan, the  Committee's  authority  shall  include the power to (a)  determine  persons eligible for awards,  (b) prescribe the terms and conditions of the awards,  (c)
accelerate the time at which all or any part of an option awarded under the 2003
Plan may be exercised,  (d) amend or modify the terms and conditions of an award with the consent of the participant, (e) interpret the 2003 Plan and the awards,
(f) adopt rules for the  administration,  interpretation  and application of the
2003 Plan as are consistent therewith,  (g) interpret,  amend or revoke any such rules, and (h) make determinations necessary or advisable for the administration of the 2003 Plan.

Shares Subject to Awards

     The 2003 Plan sets aside 1,500,000 Shares for issuance upon the exercise of options  granted  under the 2003 Plan.  The ending sales price of the  Company's common stock on June 18, 2003 was $16.51 per share. If options granted under the
2003 Plan expire or terminate for any reason  without  having been  exercised in full, the Shares subject to, but not delivered under,  such options shall become available for additional  option grants under the 2003 Plan.  Currently,  option awards under the 2003 Plan are not determinable.

Eligibility to Receive Awards

     Key employees of the Company and any of its subsidiaries including officers and directors who are employees  shall be eligible to be selected to receive one or more grants of options under the 2003 Plan. Currently there are approximately
15 individuals considered to be key employees of the Company.

     In making the determination as to the persons to whom an option award shall be granted,  the  Committee may take into account such  individual's  salary and tenure, duties and responsibilities,  their present and potential  contributions to the success of the Company, the

                                       30

recommendation  of  supervisors,  and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the
Plan.

Option Terms

     Subject  to the terms  and  provisions  of the 2003  Plan,  options  may be granted to  participants  at any time and from time to time as determined by the
Committee.  The Committee  shall  determine the number of Shares subject to each option.  The Committee may grant  incentive  stock  options  ("ISOs,"  which are entitled  to  favorable  tax  treatment),  nonqualified  stock  options,  or any combination thereof. The maximum number of Shares that may be granted as options in any one  fiscal  year to a  participant  under the 2003  Plan is two  hundred thousand  (200,000).  Each  option may be  exercised  only after one (1) year of continued  employment  by the  Company  or one of its  subsidiaries  immediately following the date the option is granted.

     The exercise price of each option is set by the Committee. In the case of a nonqualified  stock option,  the exercise  price must equal at least one hundred percent  (100%) of the fair market value of a Share on the date granted.  In the case of an ISO,  the  exercise  price  must equal at least one  hundred  percent
(100%) of the fair market value of a Share on the date granted;  or,  consistent with Section  422(c)(5) of the Internal  Revenue  Code,  one hundred ten percent
(110%) of the fair market  value of a Share if the  participant  (together  with persons  whose stock  ownership is  attributed  to the  participant  pursuant to
Section  424(d) of the  Internal  Revenue  Code)  owns on the date the option is granted stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

     The aggregate  fair market value  (determined  on the date of grant) of the
Shares  with  respect  to which ISOs are  exercisable  for the first time by any participant  during any  calendar  year  (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

     The exercise  price of each option must be paid in full in cash at the time of exercise. The Committee may also permit exercise by other means, including by tendering previously acquired Shares. Options expire at the times established by the  Committee  (or earlier in the event that the  participant's  employment  is terminated), but generally not later than 10 years after the date of grant.

Nontransferability of Options

     Except as otherwise permitted by the Committee, an option granted under the
2003 Plan generally may not be transferred. The Committee may permit a transfer, upon a participant's death, to beneficiaries designated by the participant.

Amendments and Termination of the 2003 Stock Option Plan

     The Board of Directors  generally  may amend or terminate the 2003 Plan, or any part of the 2003 Plan,  at any time and for any reason;  provided,  however, that  if and to the  extent  required  by law or to  maintain  the  2003  Plan's qualification  under  the  Internal  Revenue  Code,  the  rules of any  national securities  exchange  (if  applicable),  or any other  applicable  law, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination  of the 2003 Plan shall not,  without the consent of a  participant, alter or impair  any

                                       31

rights or obligations under any award granted to such participant.  No award may be granted during any period of suspension or after termination of the Plan.

Tax Aspects

     The  following  discussion  is  intended to provide an overview of the U.S.
federal income tax laws which are generally  applicable to options granted under the 2003 Plan as of the date of this  Proxy  Statement.  People or  entities  in differing  circumstances may have different tax  consequences,  and the tax laws may change in the future. This discussion is not to be construed as tax advice.

     A recipient of a stock  option will not have taxable  income on the date of grant.  Upon exercise of nonqualified  options,  the participant  will recognize ordinary  income  equal to the  difference  between the fair market value of the shares  on the  date  of  exercise  and the  exercise  price.  Any  gain or loss recognized  upon any later  disposition of the shares  generally will be capital gain or loss, if held for more than 12 months after exercise.

     Purchase of shares  upon  exercise of an ISO will not result in any taxable income to the participant,  except for purposes of the alternative  minimum tax.
Gain or loss recognized by the participant on a later sale or other  disposition either will be long-term capital gain or loss or ordinary income, depending upon how long the participant  holds the shares.  Any ordinary income recognized will be in the amount,  if any,  by which the lesser of (1) the fair market  value of such shares on the date of exercise,  or (2) the amount  realized from the sale, exceeds the exercise price.

     The Company will be entitled to a tax  deduction  for an option grant under the  2003  Plan in an  amount  equal  to the  ordinary  income  realized  by the participant at the time the participant recognizes such income.

                                       32

Equity Compensation Plan Information

     The following  table gives  information  about our common stock that may be issued upon the exercise of options as of December 31, 2002 under the  Company's
1994 Stock  Option  Plan.  The  following  table does not include the  Company's proposed 2003 Stock Option Plan.

-------------------------------   ---------------------   -----------------   ---------------------
          Plan Category           Number of securities    Weighed-average     Number of securities
                                  to be issued upon       exercise price of   remaining available
                                  exercise of outstand-   outstanding         for future issuance
                                  ing options, warrants   options, warrants   under equity com-
                                  and rights              and rights          pensation plans
                                                                              (excluding securities
                                                                              reflected in column
                                                                              (a))

                                           (a)                   (b)                   (c)
-------------------------------   ---------------------   -----------------   ---------------------
Equity compensation
plans approved by
security holders                         388,000               $10.28                227,300
-------------------------------   ---------------------   -----------------   ---------------------
Equity compensation
plans not approved by
security holders                           -0-                   -0-                   -0-
-------------------------------   ---------------------   -----------------   ---------------------
Total                                    388,000                 ---                 227,300
-------------------------------   ---------------------   -----------------   ---------------------

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
              THE ADOPTION OF THE COMPANY'S 2003 STOCK OPTION PLAN

                                   PROPOSAL 4

                      RATIFICATION OF INDEPENDENT AUDITORS

     The board of  directors  recommends  approval  of the  ratification  of the appointment  of KPMG LLP as  independent  auditors  for the Company for the year ending  December 31, 2003.  KPMG LLP has served as  independent  auditors of the
Company since 1994. There are no affiliations  between the Company and KPMG LLP, its partners,  associates or employees, other than its employment as independent auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company expects a representative of KPMG LLP to be  present  at the  Meeting  either  to make a  statement  or to respond to appropriate questions.

     The ratification of the appointment of the independent  auditors must be by the affirmative  vote of a majority of the votes cast at the Annual Meeting.  In the event KPMG LLP does not receive an  affirmative  vote of the majority of the votes cast by the holders of shares  entitled to vote, then another firm will be appointed as Independent  Auditors and the shareholders  will be asked to ratify the appointment at the next annual meeting.

                                       33

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
            THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT
                                    AUDITORS

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The  following  table  lists  information  with  respect to the  beneficial ownership of the Company's Shares as of May 31, 2003 by:

     o    each person  known by the Company to  beneficially  own more than five percent of the Company's outstanding Shares;

     o    the Company's directors;

     o    the Company's executive officers; and

     o    all of the Company's executive officers and directors as a group.

     Unless  otherwise  indicated,  the person or persons  named below have sole voting and  investment  power and that  person's  address  is c/o United  Mobile
Homes,  Inc.,  Juniper Business Plaza, 3499 Route 9 North,  Suite 3-C, Freehold,
New  Jersey  07728.   In  determining   the  number  and  percentage  of  Shares
beneficially  owned by each  person,  Shares that may be acquired by that person under options exercisable within 60 days of May 31, 2003 are deemed beneficially owned by that person and are deemed  outstanding for purposes of determining the total  number  of  outstanding  Shares  for  that  person  and  are  not  deemed outstanding for that purpose for all other shareholders.

        Name and Address                  Amount and Nature         Percentage
      of Beneficial Owner                   of Beneficial            of Shares
                                             Ownership(1)         Outstanding(2)

Ernest V. Bencivenga                            34,565(3)               *

Anna T. Chew                                    74,970(4)              1.47%

Charles P. Kaempffer                            32,424(5)               *

Eugene W. Landy                            980,856(6)(12)             13.48%

Samuel A. Landy                                280,655(7)              5.14%

James E. Mitchell                              170,254(8)              2.19%

Richard H. Molke                               106,405(9)              1.37%

                                       34

Eugene D. Rothenberg                           81,303(10)              1.05%

Robert G. Sampson                             131,486(11)              1.69%

Directors and Officers as a Group           1,892,917(12)             26.71%

* Less than 1%
-------------------------

     (1)  Except as  indicated  in the  footnotes  to this table and pursuant to applicable  community property laws, the Company believes that the persons named in the table have sole voting and  investment  power with  respect to all Shares listed.

     (2)  Based on the number of Shares  outstanding  on May 31,  2003 which was
7,759,975 Shares.

     (3)  Includes (a) 9,073 shares owned by Mr.  Bencivenga's  wife,  (b) 8,730 shares held in Mr.  Bencivenga's 401(k) Plan, and (c) 5,000 shares issuable upon exercise of stock options.

     (4)  Includes (a) 69,285 shares owned jointly with Ms. Chew's husband,  (b)
5,685 shares held in Ms. Chew's 401(k) Plan, and (c) 40,000 shares issuable upon exercise of stock options.

     (5)  Includes  (a) 2,000  shares  owned by Mr.  Kaempffer's  wife,  and (b)
30,425 shares held in the Charles P. Kaempffer  Defined  Benefit Pension Plan of
which Mr. Kaempffer is Trustee with power to vote.

     (6)  Includes (a) 81,086  shares  owned by Mr.  Landy's  wife,  (b) 172,608 shares held by Landy  Investments,  Ltd.  for which Mr. Landy has power to vote,
(c) 113,212  shares held in the Landy & Landy  Profit  Sharing Plan of which Mr.
Landy is a Trustee  with power to vote,  (d) 57,561  shares  held in the Landy &
Landy  Pension  Plan of which Mr.  Landy is a Trustee  with  power to vote,  (e)
50,000 shares held in the Eugene W. Landy  Charitable  Legal Annuity Trust,  and
(f) 75,000  shares  issuable upon exercise of stock  options.  Excludes  226,953 shares held by Mr.  Landy's adult  children in which he disclaims any beneficial interest.

     (7)  Includes (a) 26,299  shares owned jointly with Mr.  Landy's wife,  (b)
27,015 shares in custodial  accounts for Mr. Landy's minor children under the NJ
Uniform  Transfers to Minors Act in which he disclaims any  beneficial  interest but has power to vote, (c) 6,221 shares in the Samuel Landy Limited Partnership,
(d) 9,558  shares  held in Mr.  Landy's  401(k)  Plan,  and (e)  125,000  shares issuable upon exercise of stock options.

     (8)  Includes  135,286  shares  held by  Mitchell  Partners  in  which  Mr.
Mitchell has a beneficial interest.

     (9)  Includes 49,064 shares owned by Mr. Molke's wife.

     (10) Includes 56,878 shares held by Rothenberg  Investments,  Ltd. in which
Dr. Rothenberg has a beneficial interest.

                                       35

     (11) Includes  48,492 shares held by Sampco Ltd. in which Mr. Sampson has a beneficial interest.

     (12) Excludes   80,200  shares   (1.03%)  owned  by  Monmouth  Real  Estate
Investment Corporation. Eugene W. Landy owns beneficially approximately 5.38% of
Monmouth Real Estate Investment Corporation.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table shows compensation paid or accrued by the Company to its Chief Executive Officer,  President and Vice President for
services  rendered  during the fiscal years ended  December  31, 2002,  2001 and
2000. There were no other executive  officers whose aggregate cash  compensation exceeded $100,000.

                                         Annual Compensation
       Name and           ------------------------------------------------
  Principal Position         Year      Salary       Bonus      Other
--------------------         ----      ------       -----      -----

Eugene W. Landy              2002     $150,000     $  -      $17,276 (1)
Chief Executive Officer      2001     $150,000     $  -      $15,076 (1)
                             2000     $150,000     $  -      $53,876 (1)

Samuel A. Landy              2002     $285,000     $14,961   $21,585 (2)
President                    2001     $224,615     $25,704   $21,028 (2)
                             2000     $214,615     $ 8,269   $18,432 (2)

Anna T. Chew                 2002     $160,488     $16,194   $19,000 (3)
Vice President               2001     $145,898     $15,631   $17,646 (3)
                             2000     $132,635     $14,119   $16,003 (3)

     (1)  Represents  Director's  fees and fringe  benefits.  Also  includes  an accrual of $40,000 in 2000 for pension and other  benefits  in  accordance  with
Eugene W. Landy's employment contract.

     (2)  Represents   Director's  fees,   fringe  benefits  and   discretionary
contributions  by the  Company to the  Company's  401(k) Plan  allocated  to the account of the named executive officer.

     (3)  Represents   Director's  fees,   fringe  benefits  and   discretionary
contributions  by the  Company to the  Company's  401(k) Plan  allocated  to the account of the named executive officer.

                                       36

1994 Stock Option Plan

     On May 26, 1994, the shareholders  approved and ratified the Company's 1994
Stock Option Plan authorizing the grant to officers, directors and key employees options to purchase up to 750,000 Shares.  Options may be granted any time up to
December 31, 2003.  No option is available for exercise ten years after the date it is granted.  All options are exercisable one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired  options are added back to the "pool" of Shares  available  under the
Plan.

     The following  table sets forth,  for the executive  officers  named in the
Summary  Compensation Table,  information  regarding  individual grants of stock options made during the year ended December 31, 2002:

                                                                        Potential Realized
                                 Percent       Price                     Value at Assumed
                    Options     Granted to      Per      Expiration      Annual Rates for
    Name            Granted     Employees      Share        Date           Option Terms
    ----            -------     ---------      -----        ----           ------------
                                                                           5%       10%
                                                                           --       ---

Samuel A Landy       25,000        37%        $12.95      01/04/10     $110,991   $307,001

Anna T. Chew         10,000        15%        $12.60      06/20/10     $ 60,159   $144,092

     The following  table sets forth,  for the executive  officers  named in the
Summary Compensation Table,  information  regarding stock options outstanding at
December 31, 2002:

                                               Number of            Value of
                     Shares                   Unexercised         Unexercised
                    Acquired                  at Year-End       Options at Year-
                      Upon         Value      Exercisable /     End Exercisable
      Name          Exercise     Realized     Unexercisable      Unexercisable
      ----          --------     --------     -------------      -------------

Eugene W. Landy       -0-          N/A         75,000 / -0-     $328,000 / $ -0-

Samuel A. Landy       -0-          N/A       125,000 / 25,000   $394,062 / $14,750

Anna T. Chew         8,000       $10,000      40,000 / 10,000   $162,475 / $9,400

                                       37

Employment Agreements

     On December  14,  1993,  the Company  and Eugene W. Landy  entered  into an
Employment  Agreement under which Mr. Landy receives an annual base compensation of $150,000 (as amended) plus bonuses and customary fringe  benefits,  including health  insurance,  participation  in the Company's  401(k) Plan, stock options, five  weeks'  vacation  and use of an  automobile.  Additionally,  there  may be bonuses voted by the Board of Directors.  The Employment Agreement is terminable by either party at any time subject to certain notice requirements. On severance of  employment  for any reason,  Mr. Landy will  receive  severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. In the event of disability, Mr. Landy's compensation will continue for a period of three years,  payable  monthly.  On  retirement,  Mr. Landy will receive  a  pension  of  $50,000  a year  for  ten  years,  payable  in  monthly installments.  In the event of death,  Mr. Landy's  designated  beneficiary will receive  $450,000,  $100,000  thirty  days after  death and the balance one year after  death.  The  Employment  Agreement  automatically  renews  each  year for successive one-year periods.

     Effective  January 1, 2002,  the Company and Samuel A. Landy entered into a three-year  Employment Agreement under which Mr. Samuel Landy receives an annual base salary of $285,000  for 2002,  $299,250 for 2003 and $314,212 for 2004 plus bonuses and  customary  fringe  benefits.  Bonuses are at the  discretion of the
Board of Directors  and are based on certain  guidelines.  Mr. Samuel Landy will also receive four weeks  vacation,  use of an automobile,  and stock options for
25,000  shares in each year of the  contract.  On severance or  disability,  Mr.
Samuel Landy is entitled to one year's salary.

     Effective  January 1, 2003,  the Company and Anna T. Chew  entered into a 3 year  Employment  Agreement.  Ms.  Chew will  receive an annual  base  salary of
$177,200 for 2003,  plus bonuses and customary  fringe  benefits.  Each year Ms.
Chew will  receive a 10%  increase  in her base  salary.  On  severance  for any reason, Ms. Chew is entitled to an additional one year's salary. In the event of disability, her salary shall continue for a period of two years.

Other Information

     The directors  received a fee of $1,000 for each Board meeting attended and an additional  fixed annual fee of $10,000 payable $2,500  quarterly.  Effective
April 1, 2002, the meeting fee was increased to $1,500.  Directors  appointed to committees  received $150 for each committee  meeting  attended.  Those specific
committees  are  Compensation  Committee,   Audit  Committee  and  Stock  Option
Committee.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

     The Company has a  Compensation  Committee  consisting of two  independent, outside directors.  This Committee is responsible for making  recommendations to the board of directors concerning compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

                                       38

     The first  consideration  is the overall  performance  of the Company.  The board of  directors  believes  that the  financial  interests  of the  executive officers  should be aligned  with the success of the  Company and the  financial
interests  of  its  shareholders.   Increases  in  funds  from  operations,  the
enhancement of the Company's equity  portfolio,  and the success of the Dividend
Reinvestment  and Stock  Purchase  Plan all  contribute  to  increases  in stock prices, thereby maximizing shareholders' return.

     The  second  consideration  is the  individual  achievements  made  by each officer.  The Company is a small REIT.  The board of  directors  is aware of the contributions  made by each  officer  and  makes  an  evaluation  of  individual performance based on their own familiarity with the officer.

     The final  criteria  in setting  compensation  is  comparable  wages in the industry. In this regard, the REIT industry maintains excellent statistics.

Evaluation

     Mr. Eugene Landy is under an  employment  agreement  with the Company.  His base  compensation  under this  contract  is  $150,000  per year.  (The  Summary
Compensation  Table for Mr.  Eugene Landy shows a salary of $150,000 and $17,276 in director's fees, fringe benefits and legal fees).

     The  Committee  also  reviewed  the progress  made by Mr.  Samuel A. Landy,
President.  Funds from  operations  increased by  approximately  13%. Mr. Samuel
Landy is under an employment  agreement with the Company.  His base compensation under this contract was $285,000 for 2002.

                                                 Compensation Committee:
                                                 Richard H. Molke
                                                 Eugene D. Rothenberg

                            Report of Audit Committee

     The  Board of  Directors  has  adopted  a  written  charter  for the  Audit
Committee.

     The  Company  has an Audit  Committee  consisting  of  three  "independent"
directors,  as defined by the listing  standards of the American Stock Exchange.
The Audit  Committee's role is to act on behalf of the board of directors in the oversight of all material aspects of the Company's  reporting,  internal control and audit functions.

     We have  reviewed and  discussed  with  management  the  Company's  audited financial statements as of and for the year ended December 31, 2002.

     We have discussed with the independent  auditors the matters required to be discussed by Statement on Auditing  Standards No. 61,  Communication  with Audit
Committees.

                                       39

     We have received and reviewed the written  disclosures  and the letter from the independent  auditors required by Independence  Standard No. 1, Independence
Discussions  with Audit  Committees  and have  discussed  with the  auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the board of directors that the financial  statements  referred to above be included in the  Company's  Annual  Report on Form 10-K for the year ended  December  31,
2002.

                                                 Audit Committee:
                                                 Charles P. Kaempffer
                                                 Richard H. Molke
                                                 Eugene D. Rothenberg

                                   AUDIT FEES

     The aggregate fees billed by KPMG LLP, for professional  services  rendered for the audit of the Company's annual  financial  statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the  Company's  Quarterly  Reports  on Form  10-Q for that  fiscal  year were
$39,500.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by KPMG LLP for  professional  services  rendered for information  technology  services relating to financial  information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

     The aggregate fees billed by KPMG LLP, for services rendered to the Company for the fiscal year ended December 31, 2002,  other than for services  described above, were $36,000.

     The Audit  Committee  has  determined  that the  provision of the non-audit services described above is compatible with maintaining KPMG LLP's independence.

                                                 Audit Committee:
                                                 Charles P. Kaempffer
                                                 Richard H. Molke
                                                 Eugene D. Rothenberg

                                       40

                          COMPARATIVE STOCK PERFORMANCE

     The following line graph compares the total return of the Company's  common stock  for the last  five  years to the  NAREIT  All REIT  Total  Return  Index, published by the National Association of Real Estate Investment Trusts (NAREIT),
and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend  reinvestment for all three comparative  indices.  The information  herein has been obtained from sources believed to be reliable,  but neither its accuracy nor its completeness is guaranteed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Monmouth Real Estate Investment Corporation

     As of December 31,  2002,  the Company  owned a total of 738,942  shares of
Monmouth Real Estate Investment  Corporation  ("MREIC") common stock with a cost of $4,404,622.  These shares were purchased  primarily  through MREIC's Dividend
Reinvestment  and Stock  Purchase  Plan.  The market value of these shares as of
December 31, 2002, was  $5,113,476.  There are five Directors of the Company who are also Directors and shareholders of MREIC.

Transactions with Monmouth Capital Corporation and The Mobile Home Store, Inc.

     During  2002,  2001 and 2000,  the  Company  purchased  shares of  Monmouth
Capital   Corporation  ("MCC")  common  stock  primarily  through  its  Dividend
Reinvestment  and Stock Purchase Plan.  Seven  directors of the Company are also directors and shareholders of MCC.

                                       41

     Prior to April 1, 2001, The Mobile Home Store, Inc. ("MHS"), a wholly-owned subsidiary of MCC, sold and financed the sales of manufactured  homes.  MHS paid the  Company  market  rent on sites  where MHS had a home for sale.  Total  site rental income from MHS amounted to $33,370 and $109,550,  respectively,  for the years ended December 31, 2001 and 2000.

     Effective  April 1, 1996 through  April 1, 2001,  MHS leased space from the
Company to be used as sales  lots,  at market  rates,  at most of the  Company's communities.  Total rental income  relating to these leases  amounted to $38,370 and $153,480 for the years ended December 31, 2001 and 2000, respectively.

     During 2001 and 2000, the Company had approximately  $49,000,  and $52,000, respectively, of rental homes that were sold to MHS at book value.

     During 2002, 2001 and 2000, the Company  purchased from MHS at its cost, 2,
3  and  11  homes,   respectively,   totaling  $43,181,  $47,953  and  $201,399,
respectively,  to be used as rental homes.  On March 30, 2001,  the Company also purchased at carrying value all of the remaining inventory of MHS. This amounted to $2,261,624. The Company also assumed the inventory financing of $1,833,871.

Other Matters

     In  August,  1999,  the  Company  entered  into a lease  for its  corporate offices.  The lease is for a five-year  term at market rates with monthly  lease payments of $12,000,  plus a proportionate share of real estate taxes and common area  maintenance.  The lessor of the property is owned by certain  officers and directors  of the  Company.  The lease  payments  and the  resultant  lease term commenced  on May 1, 2000.  Approximately  50% of the monthly  lease  payment of
$12,000,  plus its  proportionate  share of real  estate  taxes and common  area maintenance is reimbursed by other related entities utilizing the leased space.

                                  OTHER MATTERS

     The board of directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting.
If any other  matters  should  properly  come before the Annual  Meeting,  it is intended that proxies in the accompanying  form will be voted on any such matter
in   accordance   with  the  judgment  of  the  persons   voting  such  proxies.
Discretionary  authority  to vote on such  matters is  conferred by such proxies upon the persons voting them.

     The Company will provide, without charge, to each person being solicited by this Proxy  Statement,  on the written request of any such person, a copy of the
Annual  Report of the Company on Form 10-K for the year ended  December 31, 2002
(as filed with the Securities and Exchange Commission),  including the financial statements and schedules thereto. All such requests should be directed to United
Mobile Homes, Inc., Attention:  Investor Relations, Juniper Business Plaza, 3499
Route 9 North, Suite 3-C, Freehold, NJ 07728.

                                       42

                COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

     The rules of the Securities and Exchange  Commission require the Company to disclose  any late  filings  of stock  ownership  reports by its  directors  and executive officers and by persons who own more than 10% of the Company's Shares.
There were three late  filings in 2002.  Mr.  Bencivenga  and Ms. Chew failed to report  on a Form 4 a  grant  of  options  to  each  of  them.  Such  grant  was subsequently  reported  on a Form  5.  Also,  Monmouth  Real  Estate  Investment
Corporation  incorrectly  reported  the  number  of  shares  it sold in 2002 and subsequently corrected that error on a Form 5.

                       SHAREHOLDER PROPOSALS FOR THE 2004
                         ANNUAL MEETING OF SHAREHOLDERS

Proposals in Company's Proxy Statement

     Shareholder  proposals submitted for inclusion as a shareholder proposal in the Company's proxy  materials for the 2004 Annual Meeting of Shareholders  must be received by the Company at its office at Juniper Business Plaza, 3499 Route 9
North, Suite 3-C, Freehold, New Jersey 07728 no later than March 12, 2004.

Proposals to be Introduced at the Annual Meeting but not Intended to be Included
in the Company's Proxy Statement

     In order to be  considered  at the 2004  Annual  Meeting  of  Shareholders, shareholder  proposals  must  comply  with the  advance  notice and  eligibility requirements  contained  in  the  Maryland  Bylaws,  if the  Reincorporation  is
approved and the Company reincorporates in Maryland. The Maryland Bylaws provide that  shareholders  are  required to give  advance  notice to the Company of any business to be brought by a shareholder before a shareholders'  meeting and must comply with the notice procedures set forth in the Maryland Bylaws. The advanced notice and  eligibility  requirements of the Maryland Bylaws are described above in the section of this Proxy Statement captioned "Reincorporating the Company in
Maryland - Comparison of the New Jersey Code,  New Jersey Charter and New Jersey
Bylaws to Maryland Code,  Maryland  Charter and Maryland Bylaws - Advance Notice
Provisions."

     Under the  Maryland  Bylaws,  for the proxy  statement  for the 2004 Annual
Meeting of  shareholders,  a  qualified  shareholder  intending  to  introduce a proposal or nominate a director at the 2004 Annual Meeting of  Shareholders  but not  intending  the  proposal to be included in the  Company's  proxy  materials should give written  notice to the Company's  Secretary not later than April 16,
2004, and not earlier than March 12, 2004.

     In the event that the  Company  reincorporates  in  Maryland,  the  advance notice  and  eligibility  requirements  of  Monmouth  Maryland  are set forth in
Article 2,  Sections 11 and 12 of the  Maryland  Bylaws.  Copies of the Maryland
Bylaws are attached to this Proxy Statement as Appendix C and are also available upon request.  Such requests and any shareholder proposals should be sent to the
Secretary of the Company at Juniper  Business Plaza,  3499 Route 9 North,  Suite
3-C, Freehold, New Jersey 07728.

                                       43

     If the Company does not reincorporate in Maryland, a shareholder  intending to  introduce a proposal  or  nominate a director at the 2004 Annual  Meeting of
Shareholders,  but not  intending  the proposal to be included in the  Company's proxy materials, should give notice to the Company's Secretary no later than May
26, 2004.

                       By Order of the Board of Directors

                        ERNEST V. BENCIVENGA
                        Secretary

Date:  July 10, 2003

                                       44

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

THIS  AGREEMENT  AND PLAN OF MERGER  ("Merger  Agreement")  dated as of June 23,
2003,  is entered  into by and between  UNITED  MOBILE  HOMES,  INC., a Maryland corporation  ("UMH  Maryland"),  and UNITED  MOBILE  HOMES,  INC.,  a New Jersey
corporation ("UMH New Jersey").

                                    RECITALS

A.   UMH Maryland was formed as a  wholly-owned  subsidiary of UMH New Jersey in connection  with a proposal  for the  reincorporation  of UMH New Jersey in
     Maryland.

B.   The  reincorporation of UMH New Jersey is to be effected by merging UMH New
     Jersey with and into UMH Maryland and causing the  stockholders  of UMH New
     Jersey to become the  stockholders of UMH Maryland,  with each  outstanding share of common stock of UMH New Jersey being deemed at the effective  time of the merger to be one share of common stock of UMH Maryland.

C.   The Maryland  General  Corporation  Law (the  "Maryland  Code") and the New
     Jersey  Business  Corporation  Act  (the  "New  Jersey  Code")  permit  the reorganization  of UMH New Jersey into UMH Maryland  provided  that UMH New
     Jersey and UMH  Maryland  each adopt a plan of merger  which sets forth the terms and  conditions  of the  proposed  merger,  the mode of carrying  the merger into effect,  the manner and basis of converting  the shares of each corporation into shares or other securities or obligations of the surviving corporation and other applicable provisions.

D.   The boards of directors of UMH New Jersey and UMH Maryland have  determined that it is advisable and in the best interests of its stockholders that UMH
     New Jersey merge with and into UMH  Maryland  upon the terms and subject to the  conditions  of this Merger  Agreement for the purpose of effecting the reincorporation  of UMH New  Jersey  in the  State  of  Maryland  and  have approved this Merger Agreement.

                                    AGREEMENT

     In consideration  of the premises and the agreements set forth herein,  the receipt and sufficiency of which are hereby  acknowledged,  UMH Maryland and UMH
New Jersey hereby agree as follows:

     Section 1.     Merger.
                    ------

     Subject to the terms and conditions set forth in this Merger Agreement, UMH
New Jersey will merge with and into its wholly-owned  subsidiary,  UMH Maryland, and UMH New Jersey will cease to exist and UMH  Maryland  will be the  surviving corporation (the "Merger"). UMH Maryland is hereinafter sometimes referred to as the "Surviving  Corporation."  Provided the conditions set forth in Section 8 of this Merger  Agreement  have been  satisfied  or waived,  UMH New Jersey and UMH
Maryland  will,  at such time as they deem  advisable,  cause a  Certificate  of
Merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of New Jersey as provided in Title  14A:10-4.1 of the New
Jersey Permanent Statutes

                                       A-1

and  Articles  of Merger (the  "Articles  of Merger") to be filed with the State
Department of  Assessments  and Taxation of Maryland (the "SDAT") as provided in
Section 3-107 of the Maryland Code.  The Merger will become  effective as of the later to occur of the filing of a  Certificate  of Merger with the  Secretary of
State of New Jersey and the  acceptance  for record of the Articles of Merger by the SDAT (the "Effective  Time"). The parties intend by this Merger Agreement to effect a  "reorganization"  under  Section 368 of the  Internal  Revenue Code of
1986, as amended.

     Section 2.     Manner and Basis of Converting Shares.
                    -------------------------------------

     UMH Maryland has  authority to issue  23,000,000  shares of capital  stock, initially classified as 20,000,000 shares of common stock, par value of $.10 per share ("Maryland  Common Stock") and 3,000,000 shares of excess stock, par value
$.10 per share,  and UMH Maryland has 100 shares of Maryland Common Stock issued and  outstanding,  all of which are owned by UMH New Jersey.  UMH New Jersey has authority to issue  15,000,000  shares of common stock, par value $.10 per share
("New  Jersey  Common  Stock"),  of  which  7,826,486  shares  were  issued  and outstanding  as of June 23, 2003.  At the  Effective  Time,  (a) each issued and outstanding  share of New Jersey Common Stock will immediately be converted into one validly issued,  fully paid and nonassessable share of Maryland Common Stock without  an  exchange  of  certificates  or  any  action  on  the  part  of  the stockholders  thereof;  (b) the 100 shares of Maryland Common Stock owned by UMH
New  Jersey,  that will then be owned by UMH  Maryland  by virtue of the Merger, will be retired and resume the status of authorized and unissued  shares and any capital represented by such shares will be eliminated; and (c) each share of New
Jersey  Common Stock held in UMH New Jersey's  treasury,  will be cancelled  and retired without payment of any consideration therefor and will cease to exist.

     Section 3.     Options.
                    -------

     At the Effective Time, UMH Maryland will assume and continue all of UMH New
Jersey's stock option plans and agreements, including but not limited to UMH New
Jersey's 1994 Stock Option Plan, and the outstanding and unexercised portions of all options  and rights to buy New Jersey  Common  Stock will become  options or rights  for the same  number of shares of  Maryland  Common  Stock with no other changes  in the  terms and  conditions  of such  options  or  rights,  including exercise  prices,  and effective upon the Effective  Time,  UMH Maryland  hereby assumes the outstanding and unexercised  portions of such options and rights and the obligations of UMH New Jersey with respect thereto.

     Section 4.     Stock Certificates.
                    ------------------

     Upon and after the  Effective  Time,  all of the  outstanding  certificates which prior to that time  represented  shares of New Jersey Common Stock will be deemed for all purposes to evidence  ownership of and to represent the shares of
Maryland  Common  Stock into which the shares of UMH New Jersey  represented  by such certificates  have been converted as herein provided.  The registered owner on the books and  records  of UMH New Jersey or its  transfer  agent of any such outstanding  stock  certificate  will, until such certificate is surrendered for transfer  or  conversion  or  otherwise  accounted  for to UMH  Maryland  or its transfer  agent,  have

                                       A-2

and be entitled to exercise  any voting and other rights with respect to, and to receive any dividend and other  distributions  upon,  the shares of UMH Maryland
Common Stock.

     Section 5.     Articles of Incorporation and Bylaws.
                    ------------------------------------

     The Articles of  Incorporation  and Bylaws of UMH Maryland in effect at the
Effective Time of the Merger will be the Articles of Incorporation and Bylaws of
UMH Maryland as the Surviving  Corporation  until further  amended in accordance with their terms and the Maryland Code.

     Section 6.     Officers and Directors.
                    ----------------------

     The executive  officers of UMH Maryland  immediately prior to the Effective
Time will be the  executive  officers of the Surviving  Corporation  thereafter, without change,  until their  successors have been duly elected or appointed and qualified or until their  earlier  death,  resignation  or removal in accordance with the  Surviving  Corporation's  Articles of  Incorporation  and Bylaws.  The
directors of UMH Maryland  immediately  prior to the Effective  Time will be the directors of the Surviving Corporation  thereafter,  without change, until their successors  have been duly  elected or  appointed  and  qualified or until their
earlier  death,   resignation  or  removal  in  accordance  with  the  Surviving
Corporation's Articles of Incorporation and Bylaws.

     Section 7.     Further Assurances.
                    ------------------

     Each of UMH  Maryland  and UMH New  Jersey  will  execute  or  cause  to be executed all  documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of New  Jersey  and  Maryland  to  consummate  and  effect the Merger and further the purpose of this Merger Agreement.

     Section 8.     Conditions.
                    ----------

     Consummation  of  the  Merger  and  related   transactions  is  subject  to
satisfaction of the following conditions prior to the Effective Time:

          The  Merger  must  have  been  approved  by  the  requisite   vote  of
     stockholders  of UMH New Jersey and UMH Maryland,  and all other  necessary action must have taken  place to  authorize  the  execution,  delivery  and performance of this Merger Agreement by UMH New Jersey and UMH Maryland.

          All regulatory approvals necessary in connection with the consummation of the  Merger and the  transactions  contemplated  thereby  must have been obtained.

     Section 9.     Termination; Amendment.
                    ----------------------

     This  Merger  Agreement  may be  terminated  and the  Merger  abandoned  or deferred by either UMH Maryland or UMH New Jersey by  appropriate  resolution of the board of  directors  of either  UMH  Maryland  or UMH New Jersey at any time prior to the Effective Time notwithstanding approval of this Merger Agreement by the  stockholders of UMH New Jersey or UMH Maryland,  or both, if  circumstances arise  which,  in the opinion of the board of directors of

                                       A-3

UMH New Jersey or UMH Maryland make the Merger  inadvisable  or such deferral of the time of consummation of the Merger advisable.  Subject to applicable law and subject to the rights of the  stockholders  to approve any amendment  that would have a material adverse effect on the stockholders, this Merger Agreement may be amended,  modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms  contained herein.

     Section 10.     Governing Law.
                     -------------

     This  Agreement  shall be governed by and construed in accordance  with the laws of the States of New Jersey and Maryland.

     IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed and attested to by the persons indicated below as of June 23, 2003.

                                       UNITED MOBILE HOMES, INC.,
                                       a Maryland corporation
ATTEST:
                                       By:  /s/ Anna T. Chew
 /s/ Elizabeth Chiarella                  --------------------------------------
----------------------------           Name:  Anna T. Chew
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                                       UNITED MOBILE HOMES, INC.,
                                       a New Jersey corporation
ATTEST:

                                       By:  /s/ Anna T. Chew
  /s/ Elizabeth Chiarella                 --------------------------------------
-----------------------------          Name:  Anna T. Chew
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                                       A-4

                                   APPENDIX B

                            ARTICLES OF INCORPORATION

                                       OF

                            UNITED MOBILE HOMES, INC.

         The undersigned, being a natural person and acting as incorporator, does hereby form a business corporation in the State of Maryland, pursuant to the provisions of the Maryland General Corporation Law.

                                   ARTICLE I

                                  INCORPORATOR

         The name of the incorporator is Anna T. Chew.

         The incorporator's address, including the street and number, if any, including the county or municipal area, and including the state or county, is:
c/o United Mobile Homes, Inc., Juniper Business Plaza, 3499 Route 9 North, Suite
3-C, Freehold, Monmouth County, New Jersey 07728.

         The incorporator is at least eighteen years of age.

         The incorporator is forming the corporation named in these Articles of
Incorporation (the "Charter") under the general laws of the State of Maryland, to wit, the Maryland General Corporation Law.

                                   ARTICLE II

                                NAME AND DURATION

         The name of the corporation is UNITED MOBILE HOMES, INC. (the
"Corporation"). The duration of the Corporation shall be perpetual.

                                  ARTICLE III

                                    PURPOSES

SECTION 1         PURPOSE OF THE CORPORATION

         (a) Authorization. The purposes for which the Corporation is formed are:

                  (i) To engage in the business of a real estate investment
         trust ("REIT") as that term is defined in the Internal Revenue Code of
         1986, as amended, or any successor statute (the "Code") at any time prior to the occurrence of the Restriction Termination Date, if any, as defined in Article V, Section 2;

                  (ii) To engage in any lawful act or activity for which
         corporations may be organized under the general laws of the State of
         Maryland now or hereafter in force, including the Maryland General
         Corporation Law, and to do all things and exercise all powers, rights and privileges that a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the
         State of Maryland; and

                  (iii) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article III or to any other business at the time or theretofore engaged in by the Corporation.

         (b) General. The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Charter, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the general laws of the State of Maryland, including the Maryland General
Corporation Law.

                                   ARTICLE IV

                          PRINCIPAL OFFICE IN MARYLAND
                               AND RESIDENT AGENT

         The present address of the principal office of the Corporation in the
State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The
name and address of the resident agent of the Corporation in the State of
Maryland are The Corporation Trust Incorporated, 300 East Lombard Street,
Baltimore, Maryland 21202. See Attachment A for the signed Statement of Consent to Serve as Registered Agent executed by The Corporation Trust Incorporated.

                                   ARTICLE V

                                  CAPITAL STOCK

SECTION 1         AUTHORIZED CAPITAL STOCK.

         (a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is 23,000,000 initially classified as 20,000,000 shares of

                                       B-2

common stock, par value $0.10 per share (the "Common Stock"), and 3,000,000 shares of excess stock, par value $0.10 per share (the "Excess Stock").

         The aggregate par value of all authorized shares of stock having par value is initially $2,300,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the
Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of the prior paragraph.

         A majority of the entire Board of Directors, without action by the stockholders, may amend the Charter to increase or decrease the aggregate number of authorized shares of stock or the number of shares of stock of any class that the Corporation has authority to issue.

         The Common Stock and the Excess Stock shall each constitute separate classes of capital stock of the Corporation.

         (b) Terminology. All classes of capital stock except Excess Stock are referred to herein as "Equity Stock;" all classes of capital stock including
Excess Stock are referred to herein as "Stock."

SECTION 2         REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE EQUITY STOCK.

         Until the "Restriction Termination Date," as defined below, all Equity
Stock shall be subject to the following restrictions and limitations intended to preserve the Corporation's status as a REIT.

         (a) Definitions. As used in this Article V, the following terms shall have the indicated meanings:

                  "Beneficial Ownership" or "Beneficially Own" shall mean
         ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section
         856(h)(1)(B) of the Code. The terms "Beneficial Ownership" and
         "Beneficially Own" and "Beneficially Owned" and "Beneficial Owner"
         shall have the correlative meanings.

                  "Beneficiary" shall mean a beneficiary of the Trust as
         determined pursuant to Section 5(f) of this Article V.

                  "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 5(b)(ii) of this Article
         V, provided that each such organization must be described in Section
         501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and
         2522 of the Code.

                                       B-3

                  "Constructive Ownership" or "Constructively Own" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section
         856(d)(5) of the Code. The terms "Constructive Ownership" and
         "Constructively Own," "Constructively Owned" and "Constructive Owner"
         shall have the correlative meanings.

                  "Market Price" shall mean the last reported sales price
         reported on the American Stock Exchange ("AMEX"), of Equity Stock on
         the trading day immediately preceding the relevant date, or if not then traded on AMEX, the last reported sales price of Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which Equity Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                  "Ownership Limit" shall mean 9.8% in value or in number of shares of the outstanding Equity Stock, whichever is more restrictive.
         The number and value of the Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes.

                  "Person" shall mean an individual, corporation, limited
         liability company, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of
         1934, as amended.

                  "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Excess Stock as described below in Section 5 of this Article V, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

                  "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the Person who would have been the record holder of Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

                  "Restriction Termination Date" shall mean the effective date, if any, for revocation or termination of the Corporation's REIT election pursuant to Section 856(g) of the Code, as specified in a resolution of the Board of Directors of the Corporation determining that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date such revocation or termination otherwise becomes effective.

                                       B-4

                  "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock), whether voluntary or involuntary, whether of record beneficially or constructively
         (including but not limited to transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive
         Ownership of Equity Stock), and whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

                 "Trust" shall mean the trust created pursuant to Section 5(b) of this Article V.

                  "Trustee" shall mean any Person that is unaffiliated with the
         Corporation, the Purported Beneficial Transferee, and the Purported
         Record Transferee, that the Corporation appoints to serve as trustee pursuant to Section 5 of this Article V.

         (b) Ownership Limitation and Transfer Restrictions with Respect to
Equity Stock.

                  (i) Except as provided in Section 2(f) of this Article V,
                  prior to the Restriction Termination Date, no Person shall
                  Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit.

                  (ii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the
                  Ownership Limit shall be void ab initio as to the Transfer of such Equity Stock that would be otherwise Beneficially Owned or Constructively Owned (as the case may be) by such Person in excess of the Ownership Limit; and the Purported Record
                  Transferee (and the Purported Beneficial Transferee, if
                  different) shall acquire no rights in such excess shares of
                  Equity Stock.

                  (iii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the outstanding Equity Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio as to the Transfer of such Equity Stock that would be otherwise Beneficially Owned by the transferee; and
                  the Purported Record Transferee (and the Purported Beneficial
                  Transferee, if different) shall acquire no rights in such
                  shares of Equity Stock.

                  (iv) Prior to the Restriction Termination Date, any Transfer
                  that, if effective, would result in the Corporation being
                  "closely held" within the meaning of Section 856(h) of the
                  Code, or would otherwise result in the Corporation failing to qualify as a REIT, shall be void ab initio as to the Transfer of the shares of Equity Stock that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case

                                       B-5

                  may be; and the Purported Record Transferee (and the
                  Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.

                  (v) If the Board of Directors or its designee shall at any time determine in good faith that a Transfer of Equity Stock has taken place in violation of this Section 2(b) or that a
                  Person intends to acquire or has attempted to acquire
                  Beneficial Ownership (determined without reference to any
                  rules of attribution) or Constructive Ownership of any Equity
                  Stock of the Corporation in violation of this Section 2(b), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to
                  prevent such Transfer, including but not limited to, refusing to give effect to such Transfer on the books of the
                  Corporation or instituting proceedings to enjoin such
                  Transfer; provided, however, that any Transfers or attempted
                  Transfers in violation of Section 2(b)(ii), Section 2(b)(iii)
                  or Section 2(b)(iv) of this Article V shall automatically
                  result in the conversion and exchange described in Section
                  2(c), irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 2(f) of this
                  Article V.

         (c) Automatic Conversion of Equity Stock into Excess Stock. Subject to
Section 5(a) of this Article V below:

                           (i) If, notwithstanding the other provisions
                  contained in this Article V, at any time prior to the
                  Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would Beneficially Own or Constructively Own
                  Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 2(f) of this Article V, such shares of Equity Stock in excess of the Ownership Limit
                  (rounded up to the nearest whole share) shall automatically
                  (and without action by the Corporation or by any purported
                  Transferor, Purported Record Transferee or Purported
                  Beneficial Transferee of such Equity Stock, in the case of a
                  Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in
                  capital structure. The shares of Equity Stock converted into and exchanged for Excess Stock shall be cancelled and deemed to be shares of authorized and unissued Equity Stock of the same class as such stock had been immediately prior to it
                  becoming Excess Stock.

                           (ii) If, notwithstanding the other provisions
                  contained in this Article V, at any time prior to the
                  Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation that, if effective, would result in the outstanding Equity Stock being owned beneficially by less than 100 persons (as
                  determined under the principals of Section 856(a)(5) of the
                  Code), or would cause the Corporation to become "closely held"
                  within the meaning of Section 856(h) of the Code or would
                  otherwise cause the Corporation to fail to qualify as a REIT, then the shares of Equity Stock being Transferred, or
                  resulting from any other change in the capital structure of the Corporation, that would

                                       B-6

                  result in the outstanding Equity Stock being owned
                  beneficially by less than 100 persons (as determined under the principals of Section 856(a)(5) of the Code), or would cause the Corporation to be "closely held" within the
                  meaning of Section 856(h) of the Code or would otherwise
                  cause the Corporation to fail to qualify as a REIT, as the case may be, (rounded up to the nearest whole share) shall automatically (and without any action by the Corporation or by any purported Transferor, Purported Record Transferee or
                  Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure. The shares of Equity Stock converted into and exchanged for Excess Stock shall be
                  cancelled and deemed to be shares of authorized and unissued
                  Equity Stock of the same class as such stock had been
                  immediately prior to it becoming Excess Stock.

         (d) The Corporation's Right to Redeem Stock. The Corporation shall have the right to redeem any Stock that is Transferred, or is attempted to be
Transferred, in violation of Section 2(b) of this Article V, or which has become shares of Excess Stock as provided in Section 2(c) of this Article V, at a price per share equal to the lesser of (i) the price per share in the transaction that created such violation or attempted violation (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market
Price of the class of Equity Stock to which such shares of Excess Stock relate on the date the Corporation, or its designee, gives notice of such redemption.
The Corporation shall have the right to redeem any Stock described in this
Section for a period of 90 days after the later of (i) the date of the Transfer or attempted Transfer or (ii) the date the Board of Directors determines in good faith that a Transfer has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 2(e) of this Article V.

         (e) Notice Requirements and General Authority of the Board of Directors
to Implement REIT-Related Restrictions and Limitations.

                           (i) Any Person who acquires or attempts to acquire
                  shares of Equity Stock in violation of Section 2(b) of this
                  Article V, and any Person who is a Purported Record Transferee
                  or a Purported Beneficial Transferee such that Equity Stock proposed to be acquired is converted into Excess Stock under
                  Section 2(c) of this Article V, shall immediately give written notice or in the event of a proposed or attempted Transfer, give at least 15 days' prior written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to
                  determine the effect, if any, of such Transfer or attempted
                  Transfer on the Corporation's status as a REIT.

                           (ii) Prior to the Restriction Termination Date, every
                  Beneficial Owner or Constructive Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Equity Stock of the Corporation shall, within 30 days after December 31 of each year, give written notice to the

                                       B-7

                  Corporation stating the name and address of such Beneficial
                  Owner or Constructive Owner, the number of shares of Equity
                  Stock Beneficially Owned or Constructively Owned as of each dividend record date within the preceding fiscal year, and a description of how such shares are held. Each such
                  Beneficial Owner or Constructive Owner shall provide to the
                  Corporation the additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT.

                           (iii) Prior to the Restriction Termination Date, each
                  Person who is a Beneficial Owner or Constructive Owner of
                  Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or
                  Constructive Owner shall provide to the Corporation the
                  information that the Corporation may reasonably request, in good faith, in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing
                  authority or governmental agency or to determine any such
                  compliance.

                           (iv) Each certificate for Equity Stock to be issued
                  by the Corporation hereafter will bear substantially the
                  following legend:

                           "The securities represented by this Certificate are
                  subject to restrictions on ownership and Transfer for the
                  purpose of the Corporation's maintenance of its status as a
                  "Real Estate Investment Trust" under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own
                  or Constructively Own Equity Stock in excess of 9.8% (in value or in number of shares of Equity Stock, whichever is more
                  restrictive) of the outstanding Equity Stock of the
                  Corporation, with further restrictions and exceptions set
                  forth in the Charter of the Corporation. There may be no
                  Transfer that would cause a violation of the Ownership Limit, that would result in Equity Stock of the Corporation being
                  Beneficially Owned by fewer than 100 Persons, that would
                  result in the Corporation's being "closely held" under Section
                  856(h) of the Code, or that would otherwise result in the
                  Corporation failing to qualify as a REIT. Any Person who
                  attempts or proposes to own, Beneficially Own or
                  Constructively Own Equity Stock in excess of, or in violation of, the above limitations must notify the Corporation in
                  writing at least 15 days prior to such proposed or attempted
                  Transfer to such Person. If an attempt is made to violate
                  these restrictions on Transfers, (i) any Purported Transfer will be void and will not be recognized by the Corporation,
                  (ii) the Corporation will have the right to redeem the Stock proposed to be Transferred, and (iii) the Stock represented hereby generally will be automatically converted into and
                  exchanged for Excess Stock, which will be held in trust by the
                  Trustee in part for the benefit of a Charitable Beneficiary.
                  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on ownership and Transfer, will be sent
                  without charge to each stockholder who directs a request for such information to the Chairman of the Board of the
                  Corporation."

                                       B-8

                           (v) Subject to Section 2(f)(v) of this Article V,
                  nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it
                  deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the
                  Corporation's status as a REIT.

         (f)      Exemptions.

                           (i) Notwithstanding anything to the contrary
                  contained in this Charter, upon receipt of a ruling from the
                  Internal Revenue Service or an opinion of counsel or other evidence or conditions satisfactory to the Board of Directors in its sole and absolute discretion, the Board of Directors may in its sole and absolute discretion exempt certain Persons from the ownership limitations by reason of their status under the Internal Revenue Code in that ownership by such Persons would not disqualify the Corporation as a REIT under the Code.

                           (ii) Notwithstanding anything to the contrary
                  contained in this Charter, the Board of Directors may in its sole and absolute discretion authorize the issuance and sale of Equity Stock (or securities convertible into or
                  exchangeable for Equity Stock) from the Corporation to any
                  Person in connection with capital formation activities,
                  subject to such conditions as the Board of Directors may, in its sole and absolute discretion, deem appropriate, even if as a result of such issuance such Person's ownership of Equity
                  Stock would violate the Ownership Limit. The Board of
                  Directors may, in its sole and absolute discretion, rely upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or conditions
                  satisfactory to the Board of Directors in its sole and
                  absolute discretion in determining that the Corporation will not lose its REIT status as a result of the issuance and the granting of the exemption herein.

                           (iii) Notwithstanding anything to the contrary
                  contained in this Charter, the Board of Directors may grant exemptions to Persons who might otherwise exceed the Ownership
                  Limit, such as in the case of issuance of stock options
                  approved by the stockholders or grants of stock under existing employment agreements or future employment agreements approved by the stockholders, provided the Corporation has received a ruling from the Internal Revenue Service or an opinion of
                  counsel or other evidence or conditions satisfactory to the
                  Board of Directors, in its sole and absolute discretion, that the transaction will not result in the disqualification of the
                  Corporation as a REIT under the Code.

                           (iv) Notwithstanding anything to the contrary
                  contained in this Charter, the Board of Directors may in its sole and absolute discretion grant exemptions from the
                  ownership restrictions contained herein in the event that the
                  Board of Directors has deemed that it is no longer in the
                  Corporation's best interests to attempt to qualify, or
                  continue to qualify, as a REIT under the Code. The Board of
                  Directors shall file a certificate to this effect with the
                  Corporation's transfer agent and registrar declaring that the restrictions on transfer are no longer applicable. Until such time, the restrictions shall remain in effect.

                                       B-9

                           (v) Nothing in this Article V shall preclude the
                  settlement of a transaction entered into through the
                  facilities of any interdealer quotation system or national securities exchange upon which Equity Stock is traded.
                  Notwithstanding the previous sentence, certain transactions may be settled by providing Excess Stock as set forth in this
                  Article V.

                           (vi) Subject to sub-paragraph (b)(iv) of this Article
                  V, Section 2, an underwriter which participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may
                  Beneficially Own or Constructively Own shares of Equity Stock
                  (or securities convertible into or exchangeable for Equity
                  Stock) in excess of the Ownership Limit but only to the extent necessary to facilitate such public offering or private
                  placement or to support such offering or placement in the
                  aftermarket.

         (g) Savings Provision. If any of the restrictions on transfer of stock contained in this Article are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee or the
Purported Beneficial Transferee may be deemed, at the option of the Corporation, to have acted as an agent of the Corporation in acquiring such Equity Stock and to hold such Equity Stock on behalf of the Corporation. In such case, the
Purported Record Transferee or Purported Beneficial Transferee, as the case may be, must sell, transfer or otherwise dispose of such Equity Stock if directed to do so by the Corporation. All proceeds resulting from such sale, transfer or disposition in excess of the lesser of (i) the price per share paid by the
Purported Record Transferee or Purported Beneficial Transferee (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and
(ii) the Market Price of the class of Equity Stock on the date the Corporation, or its designee, notifies the Purported Record Transferee or the Purported
Beneficial Transferee to sell, transfer or otherwise dispose of the Equity Stock shall be paid to, or as directed by, the Corporation.

SECTION 3         CLASSIFICATION AND RECLASSIFICATION OF STOCK.

         (a) Power of Board to Classify or Reclassify Stock. The Board of
Directors shall have the power, in its sole and absolute discretion, to classify or reclassify any unissued Stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time, before the issuance of such Stock, any feature of such Stock, including, but not limited to, the designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption of, and limitations as to dividends and any other restrictions on, such Stock. The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred Stock, preference Stock, special
Stock or other Stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

                           (i) The distinctive designation of such class or
                  series and the number of shares which constitute such class or series; provided that, unless otherwise prohibited by the
                  terms of such or any other class or series, the number of
                  shares of any class or series may be decreased by the Board of
                  Directors in connection

                                      B-10

                  with any classification or reclassification of unissued
                  shares and the number of shares of such class or series may be increased by the Board of Directors in connection with
                  any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the
                  authorized capital stock and be subject to classification
                  and reclassification as provided in this subparagraph.

                           (ii) Whether or not and, if so, the rates, amounts
                  and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a
                  parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as
                  participating or non-participating.

                           (iii) Whether or not shares of such class or series
                  have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

                           (iv) Whether or not shares of such class or series
                  have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such
                  times as the Board of Directors may determine.

                           (v) Whether or not shares of such class or series
                  will be subject to redemption and, if so, the terms and
                  conditions of such redemption, including the date or dates upon or after which they will be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
                  and whether or not there will be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                           (vi) The rights of the holders of shares of such
                  class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon
                  whether such liquidation, dissolution or winding up is
                  voluntary or involuntary and, if voluntary, may vary at
                  different dates, and whether such rights will rank senior or junior to or on a parity with such rights of any other class or series of stock.

                           (vii) Whether or not there will be any limitations
                  applicable, while shares of such class or series are
                  outstanding, upon the payment of dividends or making of
                  distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

                                      B-11

                           (viii) Any other preferences, rights, restrictions,
                  including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

         Any of the terms of any class or series of stock set or changed pursuant to this Section 3(a) may be made dependent upon facts ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the
State Department of Assessments and Taxation of Maryland.

         (b) Ranking of Stock. For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

                           (i) Prior to another class or series either as to
                  dividends or upon liquidation, if the holders of such class or series are entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series.

                           (ii) On a parity with another class or series either
                  as to dividends or upon liquidation, whether or not the
                  dividend rates, dividend payment dates or redemption or
                  liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock are entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or
                  redemption or liquidation prices, without preference or
                  priority over the holders of such other class or series.

                           (iii) Junior to another class or series either as to
                  dividends or upon liquidation, if the rights of the holders of such class or series are subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon
                  liquidation, dissolution or winding up, as the case may be.

SECTION 4         COMMON STOCK.

         Subject to the provisions of Sections 2 and 5 of this Article V, the
Common Stock shall have the following designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption, limitations as to dividends and any other restrictions, and such others as may be afforded by law:

         (a) Voting Rights. Subject to action, if any, by the Board of
Directors, pursuant to Section 3 of this Article V, each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of Equity Stock hereafter classified or reclassified, the

                                      B-12

exclusive voting power for all purposes shall be vested in the holders of the
Common Stock. Shares of Common Stock shall not have cumulative voting rights.

         (b) Dividend Rights. After provision(s) with respect to preferential dividends on any then outstanding classes of Equity Stock, if any, fixed by the
Board of Directors pursuant to Section 3 of this Article V shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, of any such classes of Equity
Stock, then and thereafter the holders of Common Stock shall be entitled to receive, pro rata in relation to the number of shares of Common Stock held by them, such dividends or other distributions as may be authorized from time to time by the Board of Directors and declared by the Corporation out of funds legally available therefor.

         (c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, fixed pursuant to Section 3 of this
Article V, to be distributed to the holders of any then outstanding Equity
Stock, and subject to the right, if any, of the holders of any outstanding
Equity Stock to participate further in any liquidating distributions, all of the assets of the Corporation, if any, remaining, of whatever kind available for distribution to stockholders after the foregoing distributions have been made shall be distributed to the holders of the Common Stock, ratably in proportion to the number of shares of Common Stock held by them. For purposes of making liquidating distributions pursuant to this Section 4(c) of this Article V,
Excess Stock shall be included as part of the Common Stock to the extent provided in Section 5(e) of this Article V below.

         (d) Conversion Rights. Each share of Common Stock is convertible into
Excess Stock as provided in Section 2(c) of this Article V. At all times, the
Corporation shall have a sufficient number of authorized, but unissued, shares of Equity Stock to permit the exchange of shares of Excess Stock for shares of
Equity Stock as contemplated by Section 5(f) of this Article V.

SECTION 5         EXCESS STOCK.

         (a) Condition to Issuance. The provisions of this Article V to the contrary notwithstanding, the automatic conversion and exchange of certain
Equity Stock into Excess Stock in the circumstances provided for in Section 2(c)
of this Article V shall be deemed not to have occurred, nunc pro tunc, if the
Corporation shall have determined, in the sole and absolute discretion of the
Board of Directors, that the issuance by the Corporation of Excess Stock would cause the Corporation to fail to satisfy the organizational and operational requirements that must be met for the Corporation to qualify for treatment as a
REIT.

         (b) Ownership of Excess Stock in Trust.

                           (i) Upon any purported Transfer that results in
                  Excess Stock pursuant to Section 2(c) of this Article V, such
                  Excess Stock shall be held, in book entry form, in the name of the Trustee in Trust for the exclusive benefit of (i) one or more Charitable Beneficiaries and (ii) such Beneficiary or
                  Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 5(f)

                                      B-13

                  of this Article V. Excess Stock so held in Trust shall be
                  issued and outstanding Stock of the Corporation. The
                  Purported Record Transferee shall have no rights in such
                  Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 5(f)
                  of this Article V. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in
                  Section 5(f) of this Article V.

                           (ii) By written notice to the Trustee, the
                  Corporation must designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Excess Stock held in the Trust would not violate the restrictions set forth in Section 2(b)
                  of this Article V in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section
                  501(c)(3) of the Code and contributions to each such
                  organization must be eligible for deduction under each of
                  Sections 170(b)(1)(A), 2055 and 2522 of the Code.

         (c) No Voting Rights. Except as required by law, Excess Stock shall not be entitled to vote on any matters. Subject to applicable law, any vote cast by the Purported Record Transferee in respect of shares of Excess Stock prior to the discovery that shares of Equity Stock had been converted into Excess Stock, shall be void ab initio.

         (d) Dividend Rights. Subject to the provisions of this Section 5(d) of this Article V, Excess Stock will be entitled to receive dividends equal to the dividends declared on any class of Equity Stock from which the Excess Stock had been converted, and a declaration of dividends on such class of Equity Stock will also constitute a declaration of dividends on the Excess Stock. The Trustee will have all rights to dividends or other distributions with respect to shares of Excess Stock held in the Trust, which rights will be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of
Equity Stock had been converted into Excess Stock and transferred to the Trustee must be paid with respect to such shares of Excess Stock to the Trustee by the
Purported Record Transferee or the Purported Beneficial Transferee that attempted to Transfer such Equity Stock upon demand and any dividend or other distribution authorized but unpaid must be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee must be held in trust for the Charitable Beneficiary. Notwithstanding the provisions of this Article V, until the Corporation has received notification that shares of Equity Stock have been converted to Excess Stock and transferred into a Trust, the Corporation will be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

         (e) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the Trustee, as holder of the Excess Stock in Trust, will be entitled to receive that portion of the assets of the Corporation that would have been distributed to the Equity Stock in respect of which the Excess Stock was issued. The Trustee, as holder of the Excess Stock in Trust, must distribute ratably to the Beneficiaries of the Trust, when determined, any assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the

                                      B-14

Corporation, provided that any amounts per share in excess of (i) the price per share paid by the Purported Record Transferee or Purported Beneficial Transferee
for the Equity Stock that resulted in Excess Stock or (ii) if the Purported
Record Transferee or Purported Beneficial Transferee did not give value for such
Excess Stock (through gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock, must be paid to the Charitable Beneficiary.

         (f) Restrictions on Transfer; Designation of Beneficiary.

                           (i) Excess Stock is not transferable. The Purported
                  Record Transferee or Purported Beneficial Transferee may
                  freely designate a Beneficiary of an interest in the Trust
                  (representing the number of shares of Excess Stock held by the
                  Trust attributable to a purported Transfer that resulted in
                  Excess Stock), if the Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and the
                  Purported Record Transferee or Purported Beneficial Transferee
                  does not receive consideration for designating such
                  Beneficiary that reflects an amount per share of Excess Stock that exceeds (x) the price per share that such Purported
                  Record Transferee or Purported Beneficial Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock; or (y) if the Purported Record Transferee or
                  Purported Beneficial Transferee did not give value for such
                  Excess Stock (through a gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, (A) the
                  corresponding shares of Excess Stock in the Trust shall
                  automatically be exchanged for an equal number of shares of
                  Equity Stock of the same class as such stock had been
                  previously, immediately prior to it becoming Excess Stock, (B)
                  such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such Equity
                  Stock would not be Excess Stock in the hands of such
                  Beneficiary, and (C) the shares of Excess Stock exchanged for
                  Equity Stock shall be cancelled and shall be deemed to be
                  authorized and unissued shares of Excess Stock. Prior to any transfer of any interest in the Trust, the Purported Record
                  Transferee or Purported Beneficial Transferee must give
                  advance notice to the Corporation of the intended transfer containing the identity of the intended transferee and any additional information requested by the Corporation, and the
                  Corporation must have waived in writing its redemption rights under Section 2(d) of this Article V.

                           (ii) Notwithstanding the foregoing, if a Purported
                  Record Transferee or Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the
                  Trust that exceeds the amounts allowable under Section 5(f)(i)
                  of this Article V, such Purported Record Transferee or
                  Purported Beneficial Transferee shall pay, or cause such
                  Beneficiary to pay, such excess to the Charitable Beneficiary.
                  If, prior to the discovery by the Corporation that shares of
                  Equity Stock have been converted into Excess Stock and
                  transferred to the Trustee, such shares are sold by a
                  Purported Record Transferee or Purported Beneficial
                  Transferee, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the
                  Purported Record Transferee or

                                      B-15

                  Purported Beneficial Transferee received an amount for such shares that exceeds the amount allowable under Section
                  5(f)(i) of this Section V, such excess shall be paid to the
                  Trustee upon demand.

                           (iii) Each Purported Record Transferee and Charitable
                  Beneficiary waive any and all claims that they may have
                  against the Trustee and the Trust arising out of the
                  disposition of any shares of Excess Stock transferred to the
                  Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 5(f)(iii) of this Article V by, the Trustee or the Corporation.

SECTION 6         GENERAL PROVISIONS.

         (a) Interpretation and Ambiguities. The Board of Directors has the
power to interpret and to construe the provisions of this Article V, including any definition contained in Section 2, and the Board of Directors has the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.

         (b) Severability. If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions will not be affected and other applications of such provision will be affected only to the extent necessary to comply with the determination of such court.

         (c) Charter and Bylaws. All persons who shall acquire stock in the
Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws of the Corporation.

                                   ARTICLE VI

                             THE BOARD OF DIRECTORS

SECTION 1         AUTHORIZED NUMBER AND INITIAL DIRECTORS.

         The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The authorized number of directors of the Corporation initially shall be 9, which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The persons who shall serve as directors effectively immediately and until their successors are duly elected and qualified are as follows:

                              Ernest V. Bencivenga
                              Anna T. Chew
                              Charles P. Kaempffer
                              Eugene W. Landy
                              Samuel A. Landy

                                      B-16

                              James E. Mitchell
                              Richard H. Molke
                              Eugene Rothenberg
                              Robert G. Sampson

At least three of the directors of the Corporation shall be Independent
Directors (as defined in Section 2 of this Article VI). No decrease in the number of directors shall shorten the term of any incumbent director.

SECTION 2         INDEPENDENT DIRECTORS

         For the purpose of this Article VI, the term "Independent Directors"
means the Directors of the Corporation who satisfy the requirements of Section
3-802 of the Maryland General Corporation Law.

SECTION 3         DIRECTORS ELECTED BY SPECIFIC STOCKHOLDERS.

         Whenever the holders of any one or more series of Equity Stock of the
Corporation have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors must consist of the directors so elected in addition to the number of directors fixed as provided in
Section 1 of this Article VI or in the Bylaws. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Equity Stock of the Corporation have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders will expire at the next succeeding annual meeting of stockholders.

SECTION 4         GENERAL TERM OF OFFICE; CLASSES OF DIRECTORS.

         The directors of the Corporation (except for the directors elected by the holders of any one or more series of Equity Stock of the Corporation as provided in Section 3 of this Article VI) are divided into three classes, Class
I, Class II and Class III, as follows:

                           (i) The term of office of Class I extends until the
                  2004 annual meeting of stockholders and until their successors are elected and qualified and thereafter the term of office of
                  Class I directors will be for three years and until their
                  successors are elected and qualified;

                           (ii) the term of office of Class II extends until the
                  2005 annual meeting of stockholders and until their successors are elected and qualified and thereafter the term of office of
                  Class II directors will be for three years and until their successors are elected and qualified; and

                           (iii) the term of office of Class III extends until
                  the 2006 annual meeting of stockholders and until their
                  successors are elected and qualified and thereafter the term of office of Class III directors will be for three years and until their successors are elected and qualified.

                                      B-17

                  The number of directors in each class must be as nearly equal in number as possible. If the number of directors is changed, any increase or decrease must be apportioned among the classes so as to maintain or attain, if possible, the equality of the number of directors in each class. If such equality is not possible, the increase or decrease must be apportioned among the classes in such a way that the difference in the number of directors in any two classes does not exceed one. The names of the individuals who will serve as initial directors until their successors are elected and qualified are as follows:

                  Class I:          Ernest V. Bencivenga
                                    James E. Mitchell
                                    Robert G. Sampson

                  Class II:         Charles P. Kaempffer
                                    Richard H. Molke
                                    Eugene Rothenberg

                  Class III:        Anna T. Chew
                                    Eugene W. Landy
                                    Samuel A. Landy

         These directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the election provided for below in Section 6 in the manner provided by law.

SECTION 5         REMOVAL OF DIRECTORS.

         Subject to the rights of holders of one or more classes or series of
Equity Stock to elect or remove one or more directors, a director may be removed from office but only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, "cause" means termination because of a director's personal dishonesty, incompetence, willful misconduct, breach of duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

SECTION 6         FILLING VACANCIES.

                  The Corporation elects, at such time as such election becomes available under Section 3-802(b) of the Maryland General Corporation Law, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Equity Stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

                                      B-18

SECTION 7         BOARD AUTHORIZATION OF SHARE ISSUANCES.

                  The Board of Directors of the Corporation, without any action by stockholders, may authorize the issuance from time to time of Stock of any class, whether now or hereafter authorized, or securities convertible into Stock of any class, whether now or hereafter authorized, for such consideration as the
Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the
Corporation and without any action by the stockholders.

SECTION 8         PREEMPTIVE AND APPRAISAL RIGHTS.

         (a) Preemptive Rights. No holder of any Stock or any other securities of the Corporation, whether now or hereafter authorized, has any preemptive right to subscribe for or purchase any Stock or any other securities of the
Corporation other than such, if any, as the Board of Directors, in its sole and absolute discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole and absolute discretion, may fix; and any Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole and absolute discretion shall determine, be offered to the holders of any class, series or type of Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

         (b) Appraisal Rights. Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3,
Subtitle 2 of the Maryland General Corporation Law unless the Board of
Directors, upon the affirmative vote of a majority of the entire Board of
Directors, shall determine that such rights shall apply, with respect to all or any classes or series of Stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

SECTION 9         AMENDMENTS TO THE BYLAWS.

                  Notwithstanding any other provision of the Charter or the
Bylaws of the Corporation, the Board of Directors of the Corporation has the
exclusive power to make, repeal, alter, amend and rescind the Bylaws of the
Corporation.

SECTION 10        CERTAIN OTHER DETERMINATIONS BY THE BOARD OF DIRECTORS.

                  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of Stock: (1) the manner in which distributions are to be made to stockholders; (2) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on Stock;
(3) the amount of paid-in surplus, net assets, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (4) the amount, purpose, time of creation, increase or decrease, alteration or

                                      B-19
'

cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges has been created has been paid or discharged); (5) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; (6) any matters relating to the acquisition, holding and disposition of any assets of the Corporation; and (7) any other matter relating to the business and affairs of the Corporation. Except as otherwise provided by statute or the Bylaws, no stockholder has the right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

SECTION 11        RESERVED POWERS OF THE BOARD OF DIRECTORS.

                  The enumeration and definition of particular powers of the
Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the charter of the Corporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of
Maryland as now or hereafter in force.

                                  ARTICLE VII

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                  CERTAIN POWERS OF THE CORPORATION AND OF THE
                           STOCKHOLDERS AND DIRECTORS

SECTION 1         REIT QUALIFICATION.

                  The Board of Directors shall use its reasonable best efforts to cause the Corporation and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provision of the Code applicable to a REIT.
In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole and absolute discretion are desirable, to preserve the status of the
Corporation as a REIT, provided, however, that if the Board of Directors determines in its sole and absolute discretion, that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a
REIT, the Board of Directors may revoke or otherwise terminate the Corporation's
REIT election pursuant to Section 856(g) of the Code. Nothing contained in the
Charter shall limit the authority of the Board of Directors to take such action as it in its sole and absolute discretion deems necessary or advisable to protect the Corporation and the interests of the stockholders by maintaining the
Corporation's eligibility to be, and preserving the Corporation's status as, a qualified REIT under the Code.

SECTION 2         STOCKHOLDER PROPOSALS.

                  For any stockholder proposal to be presented in connection with an annual or special meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the

                                      B-20

stockholder must have given timely written notice thereof in writing to the
Secretary of the Corporation in the manner and containing the information required by the Bylaws.

                                  ARTICLE VIII

                              BUSINESS COMBINATIONS

     The  Corporation  has elected to  incorporate in the State of Maryland with the  intention  to  rely  on  the  provisions  of  Subtitle  6,  Special  Voting
Requirements   (Sections   3-601   through   Sections   3-605  at  the  date  of
incorporation) of the Maryland General  Corporation Law ("Subtitle 6") as it may
be  amended  or  renumbered  from  time to  time;  provided,  however,  that the
Corporation  expressly  elects that Section 3-602 of Subtitle 6 shall not govern or apply to any  transaction,  including a "business  combination" as defined by
Section 3-601 of Subtitle 6, with Monmouth Real Estate Investment Corporation, a
Maryland corporation  ("MREIC"),  or Monmouth Capital Corporation,  a New Jersey
corporation ("MCC"); provided,  however, that if MREIC or MCC undergoes a Change in Control (as defined  below) after the date of this Charter,  the  Corporation expressly elects that Section 3-602 of Subtitle 6 shall again govern or apply to a "business combination" as defined by Section 3-601 of Subtitle 6 with MREIC or
MCC.  In the event the  provisions  of  Subtitle 6 are  effectively  repealed or otherwise  deleted  from  the  Maryland  General  Corporation  Law or any  other
Maryland  statute  governing  the  Corporation,   (i)  the  Corporation   hereby
incorporates by reference in this Article VIII of this Charter the provisions of
Subtitle 6 as in effect on the date of the Company's  incorporation  in Maryland with the same  effect as if such  provisions  had been set forth in full text in this Article VIII, and (ii) the Corporate  further expressly elects that Section
3-602 of Subtitle 6 as  incorporated  by reference  shall not govern or apply to any transaction,  including a "business combination" as defined by Section 3-601 of Subtitle 6 as  incorporated  by reference,  with MREIC or MCC unless MREIC or
MCC  undergoes  a Change  in  Control  after the date of this  Charter.  For the purposes  of this  Article  VII,  "Change  in  Control"  shall be deemed to have occurred if (i) any Person,  or any two or more Persons  acting as a group,  and all affiliates of such Person or Persons  (each,  a "Group"),  who prior to such time  owned  less  than  50%  of  the  then  outstanding  capital  stock  of the
Corporation  shall acquire shares of the  Corporation's  capital stock in one or more transactions or series of transactions, including by merger, and after such transaction  or  transactions  such Group  beneficially  owns 50% or more of the
Corporation's  capital stock or (ii) the Corporation  sells all or substantially all of its  assets to any  Group,  which  immediately  prior to the time of such transaction,  beneficially  owned less than a majority  of the then  outstanding capital of stock of the Corporation.

                                   ARTICLE IX

                                 INDEMNIFICATION

SECTION 1         INDEMNIFICATION.

         The Corporation must indemnify its Directors and officers, whether serving the Corporation or at its request any other entity, who were or are parties or are threatened to be made parties to any threatened or actual suit, investigation, or other proceeding, including administrative actions, because of their status or actions as Directors or officers to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law. The Corporation may indemnify other employees and agents, whether serving the Corporation or at its request any other entity, to the extent authorized by the Board of Directors or the Corporation's Bylaws and
permitted by law. The foregoing rights of indemnification are not exclusive of any other rights to which those seeking indemnification may be entitled. The
Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal or shall

                                      B-21

limit or eliminate the rights granted under indemnification agreements entered into by the corporation and its directors, officers, agents and employees.

SECTION 2         LIMITATION OF LIABILITY.

                  To the fullest extent permitted by Maryland statutory or
decisional law, as amended or interpreted, no director or officer of the
Corporation will be liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal any of its provisions will apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission which occurred prior to such amendment or repeal.

                                    ARTICLE X

                                   AMENDMENTS

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter upon approval of the Board of Directors of the Corporation and the affirmative vote of the holders of not less than two-thirds (2/3) of all votes entitled to be cast on such matter.

                                      B-22

                  IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing are my act.

Dated: June 20, 2003

                                /s/ Ann T. Chew
                               -------------------------------------------------
                               Anna T. Chew, Incorporator

                                      B-23

                                   APPENDIX C

                                     BYLAWS

                                       OF

                            UNITED MOBILE HOMES, INC.

                             A MARYLAND CORPORATION

   SECTION 12.      ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE TRANSACTED

                                        i

                                       ii

                                       iii

                                     BYLAWS

                                       OF

                            UNITED MOBILE HOMES, INC.

                                    ARTICLE 1

                                     OFFICES

Section 1.        PRINCIPAL OFFICE

                  The principal office of the Corporation shall be located in
Maryland at such place as the Board of Directors may designate.

Section 2         ADDITIONAL OFFICES

                  The Corporation may have its principal executive offices and additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

Section 1.        ANNUAL MEETING

                  Beginning in 2004, the Corporation shall hold an annual
meeting of its stockholders to elect directors and transact any other business within its powers at such time and on such date during the month of June in each year as the Board of Directors shall set. Except as these Bylaws, the Articles of Incorporation of the Corporation (the "Charter") or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

Section 2.        SPECIAL MEETING

                  At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman of the Board, by the
President or by a majority of the Board of Directors by a vote at a meeting or in writing (addressed to the Secretary) with or without a meeting. Subject to the procedures set forth in Section 11 of this Article II and this Section, special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making such request of the reasonably estimated costs of preparing

                                       C-1

and mailing a notice of the meeting and, upon such stockholders' payment to the
Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. The Board of Directors shall have sole power to fix the date and time of the special meeting.

Section 3.        PLACE OF MEETINGS

                  Meetings of stockholders shall be held at such place as is set from time to time by the Board of Directors.

Section 4.        NOTICE

                  Not less than 10 nor more than 90 days before each meeting of stockholders, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's residence or usual place of business, mailed to him or her at his or her address as it appears on the records of the Corporation or transmitted to the stockholder by electronic mail to any electronic mail address of the stockholder or by any other electronic means.

Section 5.        QUORUM; ADJOURNMENTS

                  Unless statute or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure.

                  Whether or not a quorum is present at any meeting of the
stockholders, a majority of the stockholders entitled to vote and present at such meeting, in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 6.        VOTING

                  Except as otherwise provided in the Charter or in Article III,
Section 3, a director is elected at a duly called annual or special meeting of stockholders at which a quorum is present by a plurality of the votes cast. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present is sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter of the Corporation. Unless otherwise provided in the Charter or with respect to a particular class or series of stock as determined by the Board of Directors and other than Excess Stock (as defined in the Charter) of the Corporation, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders; however, a share is not entitled to be voted if it is not fully paid.

                                       C-2

Section 7.        PROXIES

                  A stockholder may vote the stock the stockholder owns of
record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization by a telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Unless a proxy provides otherwise, it will not be valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the
Corporation or its assets or liabilities. Before or at the time of the meeting, a proxy shall be filed with the Secretary of the Corporation or with any person authorized by the Secretary to receive proxy authorizations and who shall promptly submit such proxy authorizations to the Secretary.

Section 8.        ORGANIZATION

                  Every meeting of stockholders shall be conducted by the
Chairman of the Board, or in case of a vacancy in the office or absence of the
Chairman of the Board, by the President, or in the case of a vacancy in the office or absence of the President, by one of the following officers present at the meeting: the Vice Presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy.
The Secretary, or, in the Secretary's absence, an Assistant Secretary, or in the absence of both the Secretary and Assistant Secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the Secretary presides at a meeting of the stockholders, an Assistant
Secretary shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such actions as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the
Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any stockholder who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless

                                       C-3

otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 9.        CONDUCT OF BUSINESS

                  Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record at the time of giving notice(s) provided for in Section 11 and Section 12 of this Article
II, (ii) who is entitled to vote at the meeting and (iii) who complied with the notice procedures and requirements set forth in Section 11 and Section 12 of this Article II. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at a special meeting of stockholders (a) only pursuant to the Corporation's notice of meeting and (b), in the case of nominations of persons for election to the
Board of Directors, (i) by or at the direction of the Board of Directors or (ii)
by any stockholder of the Corporation (A) who was a stockholder of record at the time of giving notice provided for in Section 11, (B) who is entitled to vote at the meeting and (C) who complied with the notice procedures and requirements set forth in Section 11 of this Article II. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 11 and Section 12 of this Article II and this Section and, if any proposed nomination or business is not in compliance with Section 11 and
Section 12 of this Article II and this Section, to declare that such defective nomination or proposal be disregarded.

Section 10.       INSPECTORS

                  At any meeting of stockholders, the chairman of the meeting may, or upon the request of stockholders, present in person or proxy, entitled to cast 10% in number of votes entitled to be cast, shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

                  Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11.       ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS

                  Only persons who are nominated in accordance with the
following procedures shall be eligible for election as directors of the
Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of

                                       C-4

the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section, on the record date for the determination of stockholders entitled to vote at the meeting and on the date of the meeting, and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation
(a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered (x) not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and (y) not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of such meeting is first made; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public disclosure of the date of the special meeting was made. A stockholder's notice to the Secretary must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is made,
(ii) the class or series and number of shares of capital stock of the
Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person at the meeting to nominate the persons named in its notice and
(v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.
No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

                                       C-5

Section 12.       ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE TRANSACTED AT
                  ANNUAL MEETING

                  No business may be transacted at an annual meeting of
stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of
Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of
Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is stockholder of record on the date of the giving of the notice provided for in this Section, on the record date for the determination of stockholders entitled to vote at the annual meeting and on the date of the annual meeting, and (ii)
who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the
Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered (x) not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and (y) not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary must in writing set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest of the stockholder in the proposed business, (ii) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person at the annual meeting to bring such business before the meeting. If requested by the Corporation, the stockholder must provide all other information that would be required to be filed with the Securities and
Exchange Commission if, with respect to the business proposed to be brought, before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in Section 11 of this Article II or in this Section; provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in Section 11 of this Article II nor in this Section shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.
No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

                                       C-6

Section 13.       LIST OF STOCKHOLDERS

                  At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.

Section 14.       VOTING OF STOCK BY CERTAIN HOLDERS

                  The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

                                   ARTICLE III

                                    DIRECTORS

Section 1.        GENERAL POWERS; QUALIFICATIONS

                  The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or these Bylaws.

Section 2.        NUMBER AND TENURE

                  The Corporation shall have at least three Independent
Directors, as defined in the Charter. The Corporation shall have the number of directors provided in the Charter until changed as herein provided. The Board of
Directors shall be divided into three classes as and in the manner provided in the Charter. Except as the Charter provides otherwise, a majority of the entire
Board of Directors may alter the number of directors set by the Charter to a number not exceeding 15 nor less than the minimum number then permitted herein, but the action may not affect the tenure of office of any director. Each director shall hold office for such term as is specified in the Charter and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with the Charter), retirement or death.

                                       C-7

Section 3.        VACANCIES

                  Vacancies on the Board of Directors shall be filled as
provided in the Charter of the Corporation.

Section 4.        REGULAR MEETINGS

                  After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon thereafter as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board of Directors or announced by the Secretary at such stockholders meeting, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders meeting. Any other regular meeting of the
Board of Directors shall be held on such date and time and at such place as may be designated from time to time by resolution of the Board of Directors. No notice of such meeting following a stockholders meeting or any other regular meeting shall be necessary if held as hereinabove provided.

Section 5.        SPECIAL MEETINGS

                  Special meetings of the Board of Directors may be called by a majority of the Directors then in office or at the request of the Chairman of the Board or the President. A special meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the
Board of Directors. In the absence of designation such meeting shall be held at such place as may be designated in the call.

Section 6.        NOTICE

                  Except as provided in Article III, Section 4, the Secretary shall give notice to each director of each regular and special meeting of the
Board of Directors. The notice shall state the time and place of the meeting.
Notice is given to a director when it is delivered personally to the director, left at the director's residence or usual place of business, or sent by telegraph, facsimile transmission, electronic mail or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the
Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. Any meeting of the Board of Directors, regular or special, whether or not a quorum is present, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 7.        QUORUM

                  A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the
Charter or these Bylaws, the vote of a majority of a particular group of directors

                                       C-8

is required for action, a quorum must also include a majority of such group. Interested directors may be counted in determining the existence of a quorum.

Section 8.        VOTING

                  The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable statute.

Section 9.        MEETINGS HELD OTHER THAN IN PERSON

                  Directors may participate in a meeting by means of a
conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

Section 10.       INFORMAL ACTION BY DIRECTORS

                  Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if an unanimous consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

Section 11.       COMPENSATION OF DIRECTORS

                  Unless restricted by the Charter, the Board of Directors shall have the authority to fix the fees and other compensation of directors for their service as directors, including, without limitation, their services as members of committees of the Board of Directors. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors or a committee of the Board of Directors. Directors who are full-time employees of the Corporation need not be paid for attendance at meetings of the Board of
Directors or committees of the Board of Directors for which fees are paid to other directors.

Section 12.       REMOVAL OF DIRECTORS

                  A director may be removed in the manner provided in the
Charter of the Corporation.

Section 13.       RESIGNATION

                  Any director may resign at any time by sending a written
notice of such resignation to the principal executive office of the Corporation addressed to the Secretary. Such resignation shall take effect upon receipt thereof by the Secretary or such other date as specified in the notice.

                                       C-9

                                   ARTICLE IV

                                   COMMITTEES

Section 1.        EXECUTIVE COMMITTEE

                  The Board of Directors may appoint an Executive Committee of three or more directors to whom they may delegate any of the powers and authorities of the Board of Directors. The Board of Directors may prescribe the procedures of the Executive Committee, change the membership thereof and appoint one or more directors to act as alternate members to replace absent or disqualified members. Each of the Chairman of the Board and the President must be a member of the Executive Committee; provided, however, if the President is not also a director, the President will be an ex officio member of the Executive
Committee.

Section 2.        AUDIT COMMITTEE

                  The Board of Directors shall appoint an Audit Committee and shall ensure that the membership, duties and responsibilities of the Audit
Committee comply with applicable laws and stock exchange requirements at all times.

Section 3.        OTHER COMMITTEES

                  The Board of Directors may appoint from among its members such other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors, and shall appoint from its members such other committees as are required by applicable laws and stock exchange requirements and shall ensure that the membership, duties and responsibilities of such committees comply with applicable laws and stock exchange requirements at all times.

Section 4.        POWERS AND QUALIFICATIONS

                  The Board of Directors may delegate to committees appointed under this Article IV any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided below, recommend to the stockholders any action which requires stockholder approval, amend the Charter or these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of
Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

Section 5.        CONDUCT OF BUSINESS

                  Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or

                                      C-10

required by law. Adequate provisions shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum, and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing is filed with the minutes of the proceedings of such committee.

                  Members of a committee of the Board of Directors may
participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

Section 6.        EMERGENCY

                  In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the
Corporation by its directors and officers as contemplated by the Charter and these Bylaws, any two or more available members of the then incumbent Executive
Committee shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the Corporation in accordance with
Section 4 of this Article IV. In the event of the unavailability, at such time, of a minimum of two members of the then incumbent Executive Committee, the available directors shall elect an Executive Committee consisting of any two members of the Board of Directors, whether or not they be officers of the
Corporation, which two members shall constitute the Executive Committee for the full conduct and management of the affairs of the Corporation in accordance with the foregoing provisions of this Section. Any provisions of these Bylaws (other than this Section) and any resolutions which are contrary to the provisions of this Section shall be suspended until it shall be determined by any interim
Executive Committee acting under this Section that it shall be to the advantage of the Corporation to resume the conduct and management of its affairs and business under all the other provisions of these Bylaws.

                                    ARTICLE V

                                    OFFICERS

Section 1.        GENERAL PROVISIONS

                  The officers of the Corporation shall be a President,
Secretary and Treasurer. The Board of Directors may elect or may empower the
President to appoint such other officers as the business of the Corporation may require, including a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. The terms, compensation and duties of all officers of the Corporation shall be determined by these Bylaws or by the Board of Directors. All officers shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of any officer under any employment contract.

Section 2.        ELECTION, TENURE, REMOVAL AND RESIGNATION OF OFFICERS

                  Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders and at other meetings as may be appropriate to fill a vacancy in an office. The Board of Directors may from time to time

                                      C-11

authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal.
Any person may hold one or more offices except that the same person may not serve concurrently as both the President and a Vice President. The Board of
Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time, with or without cause. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term. Any officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Any such resignation is without prejudice to the rights, if any, of the
Corporation under any contract to which the officer is a party.

Section 3.        CHAIRMAN OF THE BOARD

                  The Corporation may have a Chairman of the Board. If elected, the Chairman of the Board, shall have the following powers and duties: The
Chairman of the Board shall preside at all meetings of the stockholders and the
Board of Directors. Unless otherwise designated, the Chairman of the Board shall be the chief executive officer of the Corporation. In general, he shall perform such duties as are customarily performed by the chief executive officer of a corporation and shall perform such other powers and duties as may from time to time be assigned to the Chairman of the Board by the Board of Directors or as
prescribed by these Bylaws. If the Corporation elects not to have a Chairman of the Board, all of the powers and duties of the Chairman of the Board shall be held and performed by the President.

Section 4.        PRESIDENT

                  The Corporation shall have a President. In the absence of the
Chairman of the Board, the President shall preside at all meetings of the stockholders and the Board of Directors. Unless otherwise designated, the
President shall be the Chief Operating Officer of the Corporation. In general, he shall perform such duties as are customarily performed by the president of a corporation and shall perform such other powers and duties as may from time to time be assigned to the President by the Chairman of the Board or the Board of
Directors or as prescribed by these Bylaws.

Section 5.        VICE PRESIDENT

                  The Corporation may have one or more Vice Presidents. If
elected, the Vice President shall have the following powers and duties: In the absence or disability of the President, any Vice President shall perform all of the duties of the President and when so acting shall have all of the powers of, and be subject to all of the restrictions upon, the President. The Vice
President shall have such other powers and perform such other duties as the
Chairman of the Board, the President or the Board of Directors may from time to time prescribe.

                                      C-12

Section 6.        SECRETARY

                  The Corporation shall have a Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all proceedings of such meetings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors. The Secretary shall have such other powers and perform such other duties as the Chairman of the
Board, the President or the Board of Directors may from time to time prescribe.

Section 7.        ASSISTANT SECRETARIES

                  The Corporation may have one or more Assistant Secretaries. If elected, the Assistant Secretaries shall have the following powers and duties:
In the absence of the Secretary or in the event of the Secretary's inability or refusal to act, any Assistant Secretary may perform the duties and exercise the powers of the Secretary and shall have such other powers and perform such other duties as the Chairman of the Board, the President or the Board of Directors may
from time to time prescribe.

Section 8.        TREASURER

                  The Corporation shall have a Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements and books belonging to the
Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also disburse the funds of the
Corporation as may be ordered by the Board of Directors, and shall render to the
President and the Board of Directors, at their regular meetings, or when the
Board of Directors so requires, an account of all of the Treasurer's transactions and of the financial condition of the Corporation. The Treasurer shall have such other powers and perform such other duties as the Chairman of the Board, the President or the Board of Directors may from time to time prescribe.

Section 9.        ASSISTANT TREASURERS

                  The Corporation may have one or more Assistant Treasurers. If elected, the Assistant Treasurers shall have the following powers and duties: In the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, any Assistant Treasurer may perform the duties and exercise the powers of the Treasurer and shall have such other powers and perform such other duties as the Chairman of the Board, the President or the Board of Directors may
from time to time prescribe.

                                      C-13

                                   ARTICLE VI

                                 INDEMNIFICATION

Section 1.        PROCEDURE

                  Any indemnification or payment of expenses in advance of the final disposition of any proceeding under Article IX of the Charter, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party").
The right to indemnification and advances hereunder shall be enforceable by the
Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part; or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the
Corporation. It shall be a defense to any action for advance for expenses that
(a) a determination has been made that the facts then known to those making the determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such
Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

Section 2.        EXCLUSIVITY, ETC.

                  The indemnification and advance of expenses provided by the
Charter and these Bylaws (i) shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the
Corporation, (ii) shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and (iii) shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force or with respect to claims made after its adoption in respect of events occurring before its adoption, nor shall such repeal or modification diminish any person's rights to indemnification or advances of expenses or performance of other obligations of the Corporation under any agreement of indemnification between the Corporation and such person.

                                      C-14

Section 3.        SEVERABILITY; DEFINITIONS

                  The invalidity or unenforceability of any provision of this
Article VI shall not affect the validity or enforceability of any other provision hereof. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer as to all expenses (including attorneys' fees), liability and loss reasonably incurred by such director or officer in connection with any action, suit, proceeding or investigation referred to in this Article VI to the fullest extent permitted by any portion of this Article VI that shall not have been invalidated or by any other applicable law. The phrase "this Bylaw" in this Article VI means this Article VI in its entirety.

Section 4.        INSURANCE

                  The Corporation may purchase and maintain insurance on behalf of any director, officer, employee or agent against any liability asserted against or incurred by that director or officer in any capacity or arising out of the director's, officer's, employee's or agent's status as such, whether or not the Corporation would have the power to indemnify the director, officer, employee or agent against such liability under the provisions of this Article.
The Corporation may create a trust fund, grant a security interest or use other means, including, without limitation, a letter of credit, to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

                                   ARTICLE VII

                                      STOCK

Section 1.        CERTIFICATES

                  The Corporation's Excess Stock (the "Excess Stock") shall be issued in book entry form only, and without certificates. For that purpose, the
Corporation shall cause appropriate records to be maintained of all registered holders of the Excess Stock and the number of shares of Excess Stock, respectively, held by each, from time to time.

                  Except as provided above with respect to the Excess Stock, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him or her in the Corporation. Each certificate shall be signed by the President or a
Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the actual seal or a facsimile thereof, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the
Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number sequence. A certificate is valid and may be issued whether or not the officer, transfer agent or registrar who signed it is still an officer, transfer agent or registrar when it is issued.
Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Each certificate shall also include on its face or back (a) a statement of any restrictions on transferability and a statement of the designations and any preferences, conversion and other rights, voting powers, restrictions,

                                      C-15

limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the
Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock or (b) a statement which provides in substance that the Corporation will furnish a full statement of such information to any stockholder on request to the Secretary and without charge. Except as provided in the Maryland Uniform Commercial Code - Investment
Securities, the fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance does not mean that the restriction is invalid or unenforceable. A certificate may not be issued until the stock represented by it is fully paid.

Section 2.        TRANSFERS

                  The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.

Section 3.        LOST CERTIFICATE

                  The Board of Directors of the Corporation may, in its sole discretion, determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the
Board of Directors may delegate such power to any officer or officers of the
Corporation. In its sole discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In its sole discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate except upon the order of a court having jurisdiction in the premises.

Section 4.        CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

                  The Board of Directors may, and shall have the sole power to, set a record date or direct that the stock transfer books be closed for a stated
period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to request a special meeting of stockholders, notice of a meeting of stockholders, vote at a meeting of stockholders, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Article II, Section 5, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting. If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any

                                      C-16

other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

                  When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

Section 5.        STOCK LEDGER

                  The Corporation shall maintain at its principal office or at the office of its transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or duplicate of the stock ledger shall be kept at the offices of the transfer agent for the particular class of stock, or if none, at the principal office in the State of Maryland or the principal executive offices of the Corporation.

Section 6.        TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

                  The Board of Directors shall have power to employ one or more transfer agents, dividend disbursing agents and registrars and to authorize them on behalf of the Corporation to keep records, to hold and disburse any dividends and distributions and to have and perform in respect of all original issues and transfers of shares, dividends and distributions and reports and communications to stockholders, the powers and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Maryland corporation.

                                  ARTICLE VIII

                                   FISCAL YEAR

                  The Board of Directors shall have the power, from time to
time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX

                                  DISTRIBUTIONS

Section 1.        AUTHORIZATION

                  Dividends and other distributions upon the stock of the
Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

                                      C-17

Section 2.        CONTINGENCIES

                  Before payment of any dividends or other distributions, there may be set aside out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, determine proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the
Board of Directors shall determine to be in the best interest of the
Corporation, and the Board of Directors may modify or abolish any such reserve.

                                    ARTICLE X

                                INVESTMENT POLICY

                  Subject to the provisions of the Charter, the Board of
Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI

                                WAIVER OF NOTICE

                  Whenever any notice is required to be given pursuant to the
Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, whether before or after the time stated therein or herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any Person at any meeting shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE XII

                                     FINANCE

Section 1.        CHECKS AND DRAFTS

                  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

Section 2.        DEPOSITS

                  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                      C-18

                                  ARTICLE XIII

                EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE

                  The provisions of Sections 3-701 to 3-709 of the Maryland
General Corporation Law shall not apply to any acquisition by any person of shares of the capital stock of the Corporation. Such shares of capital stock are exempted from such Sections to the fullest extent permitted by Maryland law.
This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

                                   ARTICLE XIV

                                SUNDRY PROVISIONS

Section 1.        BOOKS AND RECORDS

                  The Corporation shall keep correct and complete books and
records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.
Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.

Section 2.        BONDS

                  The Board of Directors may require any officer, agent or
employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

Section 3.        VOTING SHARES IN OTHER CORPORATIONS

                  Stock of other corporations, associations or trusts,
registered in the name of the Corporation, may be voted by the Chairman of the
Board, the President, any Vice President or a proxy appointed by any of them.
The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

Section 4.        RELIANCE UPON BOOKS, REPORTS AND RECORDS

                  Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion report or statement, including financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other

                                      C-19

person as to a matter which the director or officer reasonably believes to be within the person's professional or expert competence or by a committee of the
Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director believes the committee to merit confidence.

Section 5.        TIME PERIODS

                  In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

Section 6.        TAX STATUS

                  It is intended that the Corporation shall qualify as a REIT under the REIT Provisions of the Internal Revenue Code during such period as the
Board of Directors shall deem it advisable to qualify the Corporation. The failure of the Corporation to qualify as a REIT or the loss of such status shall not render the Board of Directors liable to the stockholders or to any other
Person or operate in any manner to dissolve the Corporation.

                                   ARTICLE XV

                               AMENDMENT OF BYLAWS

                  In accordance with the Charter, these Bylaws may be repealed, altered, amended or rescinded only by vote of a majority of the Board of
Directors at a meeting held in accordance with the provisions of these Bylaws.

                                      C-20

                                   APPENDIX D

                            UNITED MOBILE HOMES, INC.
                             2003 STOCK OPTION PLAN

                                   SECTION 1

                           EFFECTIVE DATE AND PURPOSE

     1.1 Effective Date. The Board of Directors of the Company has adopted the
Plan on June 19, 2003, subject to the approval of the stockholders of the
Company within twelve (12) months of such date.

     1.2 Purpose of the Plan. The Plan is designed to provide a means to attract, motivate and retain eligible Participants and to further the growth and financial success of the Company by aligning the interests of Participants through the ownership of Shares and other incentives with the interests of the
Company's stockholders.

                                   SECTION 2

                                   DEFINITIONS

     2.1 The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.2 "1934 Act" means the Securities Exchange Act of 1934, as amended.
Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.3 "Award" means, individually or collectively, a grant under the Plan of
Nonqualified Stock Options or Incentive Stock Options.

     2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

     2.5 "Board" or "Board of Directors" means the Board of Directors of the
Company.

     2.6 "Cause" means (i) Participant's conviction of a felony or any crime involving moral turpitude, (ii) any public disparagement by the Participant of the Company, or (iii) the willful engaging by the Participant in conduct materially injurious to the Company, monetarily or otherwise.

     2.7 "Change in Control" shall have the meaning assigned to such term in
Section 10.

     2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.9 "Committee" means the committee appointed by the Board pursuant to
Section 4.1 to administer the Plan.

                                       D-1

     2.10 "Company" means United Mobile Homes, Inc., a New Jersey corporation, or any successor thereto.

     2.11 "Disability" means a permanent and total disability that qualifies a
Participant for disability benefits under the Company's long term disability plan; or if no such plan is maintained, a permanent and total disability that renders the Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     2.12 "Employee" means any employee of the Company or its Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.13 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

     2.14 "Fair Market Value" means, as of any given date, (i) the closing sales price of the Shares on any national securities exchange on which the Shares are listed; or (ii) if there is no regular public trading market for such Shares, the fair market value of the Shares as determined by the Committee.

     2.15 "Fiscal Year" means the fiscal year of the Company.

     2.16 "Grant Date" means, with respect to an Award, the date such Award is granted to a Participant.

     2.17 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.18 "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

     2.19 "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.20 "Participant" means an Employee who has an outstanding Award under the
Plan.

     2.21 "Plan" means the United Mobile Homes, Inc. 2003 Stock Option Plan, as
set forth in this instrument and as hereafter amended from time to time.

     2.22 "Retirement" means a Termination of Service by reason of individual's retirement on or after attaining age 65 (or any earlier normal retirement age specified in a Company-sponsored qualified retirement plan).

     2.23 "Shares" means the shares of common stock, $.10 par value, of the
Company.

     2.24 "Subsidiary" means, consistent with Section 424(f) of the Code, any corporation (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns more than fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

                                       D-2

     2.25 "Termination of Service" means, a cessation of the employee-employer relationship between such person and the Company or a Subsidiary for any reason unless there is a simultaneous reengagement of the person by the Company or a
Subsidiary.

                                   SECTION 3

                                   ELIGIBILITY

     3.1 Participants. Awards may be granted in the discretion of the Committee among key employees and officers of the Company and its Subsidiaries.

     3.2 Non-Uniformity. Awards granted hereunder need not be uniform among eligible Participants and may reflect distinctions based on title, compensation, responsibility or any other factor the Committee deems appropriate.

                                   SECTION 4

                                 ADMINISTRATION

     4.1 The Committee. The Plan shall be administered by the Compensation
Committee comprised of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and
"outside directors" (as required by Section 162(m) of the Code). The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. In the absence of such appointment, the
Board of Directors shall serve as the Committee and shall have all of the responsibilities, duties, and authority of the Committee set forth herein.

     4.2 Authority of the Committee. The Committee shall have the exclusive authority to administer and construe the Plan in accordance with its provisions.
The Committee's authority shall include, without limitation, the power to (a)
determine persons eligible for Awards, (b) prescribe the terms and conditions of the Awards, (c) accelerate the time at which all or any part of an Option may be exercised, (d) amend or modify the terms and conditions of an Award with the consent of the Participant, (e) interpret the Plan and the Awards, (f) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (g) interpret, amend or revoke any such rules, and (h)
make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board under Section 8.1 to amend or terminate the Plan.

     4.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers of the Company;
provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under Rule 16b-3 or the deductibility of Awards under Section 162(m) of the Code.

     4.4 Factors to Consider for Granting Awards. In making the determination as to the persons to whom an Award shall be granted, the Committee or any delegate may take into account such individual's salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the
Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.

                                       D-3

     4.5 Decisions Binding. All determinations and decisions made by the
Committee and any of its delegates pursuant to Section 4.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

     4.6 Committee Governance. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an Award shall be effective only if a written agreement is duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a
Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   SECTION 5

                           SHARES SUBJECT TO THE PLAN

     5.1 Number of Shares. Subject to adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan shall not exceed one million five hundred thousand Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

     5.2 Lapsed Awards. Unless determined otherwise by the Committee, Shares related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant to the Company in connection with the exercise of an Award, withheld from issuance in connection with a Participant's payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall be available for grant under the Plan.

     5.3 Adjustments in Awards and Authorized Shares. In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Section 5.1 in such manner as the Committee shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

     5.4 Repurchase Option. The Board may include in the terms of any Award
Agreement that the Company shall have the option to repurchase Shares of any
Participant acquired pursuant to any Award granted under the Plan upon a
Participant's Termination of Service. The terms of such repurchase right shall be set forth in the Award Agreement.

     5.5 Buy-Out Provision. The Board may at any time offer on behalf of the
Company to buy-out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Board shall establish and communicate to the Participants at the time such offer is made; provided, however, to the extent Sections 13(e) and/or 14(e) of the 1934 Act and the rules and regulations thereunder are applicable to any such offer, the Company shall comply with the requirements of such sections.

                                       D-4

SECTION 6
                                  STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan,
Options may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options,
Nonqualified Stock Options, or any combination thereof. The maximum number of
Shares that may be granted as Options in any one Fiscal Year to a Participant shall be Two Hundred Thousand (200,000). Each Option may be exercised only after one (1) year of continued employment by the Company or one of its Subsidiaries immediately following the date the Option is granted.

     6.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the
Option and such other terms and conditions as the Committee shall determine. The
Award Agreement shall also specify whether the Option is intended to be an
Incentive Stock Option or a Nonqualified Stock Option.

     6.3 Exercise Price. Subject to the provisions of this Section 6.3, the
Exercise Price for each Option shall be determined by the Committee and shall be provided in each Award Agreement.

          6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock
     Option, the Exercise Price shall not be less than one hundred percent
     (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

          6.3.2 Incentive Stock Options. In the case of an Incentive Stock
     Option, the Exercise Price shall be not less than one hundred percent
     (100%) of the Fair Market Value of a Share on the Grant Date; or,
     consistent with Section 422(c)(5) of the Code, one hundred ten percent
     (110%) of the Fair Market Value of a Share if the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns on the Grant Date stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

          6.3.3 Substitute Options. Notwithstanding the provisions of Sections
     6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in Section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer. If such substitute Options are granted, the Committee, consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant
     Date.

     6.4 Expiration of Options.

          6.4.1 Expiration Dates. Except as provided in Section 6.7.3 regarding
     Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

               (a) The date(s) for termination of the Option set forth in the
          Award Agreement;

               (b) The date determined under Section 6.8 regarding Termination of Service; or

                                       D-5

               (c) The expiration of ten (10) years from the Grant Date.

          6.4.2 Committee Discretion. Subject to the limits of Section 6.4.1, the Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable, and may, after an Option is granted, extend the maximum term of the Option (subject to Section 6.7 regarding
     Incentive Stock Options).

     6.5 Exercisability of Options.

          6.5.1 Timing of Exercise. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After an Option is granted, the Committee may accelerate the exercisability of the Option. If the
     Committee provides that any Option is exercisable only in installments, the
     Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

          6.5.2 Restrictions on Exercise. The Committee may postpone any exercise of an Option for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an
     Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon; or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii)
     above need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option to sell or deliver Shares in violation of any federal or state securities or other law. Any such postponement shall not extend the term of an Option as set forth in Section 6.4.1; and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Participant, to any successor of a
     Participant or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement.

     6.6 Payment.

          6.6.1 Notice. Options shall be exercised by a Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the
     Option is to be exercised, accompanied by full payment for the Shares.

          6.6.2 Form of Payment. Upon the exercise of an Option, the Exercise
     Price shall be payable to the Company in full in cash or its equivalent.
     The Committee may also permit exercise (a) by tendering previously acquired
     Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price or (b) by any other means which the Committee determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan and with all applicable laws and regulations, provided that such other means shall be set forth in the Award
     Agreement.

          6.6.3 Delivery of Certificates. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates
     (which may be in book entry form) representing such Shares.

     6.7 Certain Additional Provisions for Incentive Stock Options.

                                       D-6

          6.7.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock
     Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

          6.7.2 Company and Subsidiaries Only. Incentive Stock Options may be
     granted only to Participants who are employees of the Company or its
     Subsidiaries on the Grant Date.

          6.7.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an employee who, together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its
     Subsidiaries, consistent with Section 422(c)(5) of the Code, the Option may not be exercised after the expiration of five (5) years from the Grant
     Date.

     6.8 Termination of Service.

          6.8.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after a Participant's
     Termination of Service by the Company or a Subsidiary for Cause

          6.8.2 Termination Due To Death or Disability. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three (3) months after a Participant's Termination of
     Service due to death or Disability.

          6.8.3 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three (3) months after a Participant's Termination of Service for any reason other than described in Section 6.8.1 or 6.8.2.

     6.9 Restriction on Option Transfer. Except as otherwise determined by the
Committee and set forth in the Award Agreement, no Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Committee may permit a transfer, upon the Participant's death, to beneficiaries designated by the Participant as provided in Section 7.5.

                                   SECTION 7

                                  MISCELLANEOUS

     7.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or service at any time, with or without Cause.
Employment with the Company or any Subsidiary is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or any Subsidiary, as the case may be.

     7.2 Participation. No Participant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

     7.3 Indemnification. Each person who is or shall have been a member of the
Committee, or of the Board, shall be indemnified and held harmless by the
Company against and from (a) any loss, cost,

                                       D-7

liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the
Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's
Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     7.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

     7.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unexercised Award shall be transferred in the event of the Participant's death.
Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the
Committee. In the absence of any such designation, any vested benefits remaining at the Participant's death shall be transferred to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

     7.6 No Rights as Stockholder. No Participant (nor any beneficiary thereof)
shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

     7.7 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such
Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     7.8 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional
Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     7.9 Deferrals. The Committee may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee.

     7.10 Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such
Shares.

                                       D-8

                                   SECTION 8

                      AMENDMENT, TERMINATION, AND DURATION

     8.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the Plan's qualification under the Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of the Plan shall not, without the consent of the
Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

     8.2 Duration of the Plan. The Plan shall become effective in accordance with Section 1.1, and subject to Section 8.1 shall remain in effect thereafter;
provided, however, that without further stockholder approval, no Incentive Stock
Option may be granted under the Plan after the tenth (10th) anniversary of the effective date of the Plan.

                                   SECTION 9

                         TAX WITHHOLDING AND TAX BONUSES

     9.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the
Participant's FICA obligation) required to be withheld with respect to such
Award (or the exercise thereof).

     9.2 Withholding Arrangements. The Committee, pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the
Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

     9.3 Tax Bonuses. The Committee shall have the authority, at the time of grant of an Option or at any time thereafter, to approve tax bonuses to designated Participants to be paid upon their exercise of Options granted hereunder. The amount of any such payments shall be determined by the Committee.
The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

                                   SECTION 10

                                CHANGE IN CONTROL

     10.1 Change in Control. Notwithstanding Section 6.1, if provided under the terms of an Award Agreement, Awards granted under the Plan that are outstanding and not then exercisable or are

                                       D-9

subject to restrictions at the time of a Change in Control shall become immediately exercisable, and all restrictions shall be removed, as of such
Change in Control, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

     10.2 Definition. For purposes of the Plan, a Change in Control shall be deemed to have occurred at any of the following times:

          (a) Upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, the Company or its affiliates, or any person, entity, or group that has beneficial ownership at the date of the adoption of this Plan of 20% or more of the outstanding shares of common stock of the Company, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding shares of common stock of the Company or the Combined Voting
     Power of the Company's then outstanding voting securities. "Combined Voting
     Power" means, as to any corporation or other entity, the combined voting power of such corporation's or entity's then outstanding voting securities generally entitled to vote in the election of directors, or comparable governing body, or the combined voting power of any other entity's voting securities which directly or indirectly has the power to elect a majority of such directors or members of a comparable governing body of such other entity.

          (b) At the time individuals who, as of the date hereof, constitute the
     Board (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent
     Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934
     Act) shall be, for purposes of this Subsection (c)(ii), considered as though such person were a member of the Incumbent Board; or

          (c) Upon the consummation of a merger, consolidation or other similar reorganization involving the Company and one or more other entities (in each case, with respect to which persons who were the shareholders of the
     Company immediately prior to such merger, consolidation or reorganization do not, immediately thereafter, own more than 50% of the Combined Voting
     Power of the merged, consolidated or reorganized entity's then outstanding voting securities) or the consummation of a sale of all or substantially all of the assets of the Company (other than a transaction in which persons who were shareholders of the Company immediately prior to such sale immediately after the consummation thereof own more than 50% of the
     Combined Voting Power of the entity acquiring such assets) or the approval by the shareholders of the Company of a plan of liquidation or dissolution of the Company; or

          (d) The occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

                                      D-10

                                   SECTION 11

                               LEGAL CONSTRUCTION

     11.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     11.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.3 Requirements of Law. The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

     11.4 Securities Law Compliance. To the extent any provision of the Plan,
Award Agreement or action by the Committee fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

     11.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New Jersey; provided, however, that if the Company reincorporates as a Maryland corporation, any Award
Agreement with respect to any Award granted after the effective date of the reincorporation, and the Plan as it relates to any such Award and Award
Agreement, shall be construed in accordance with and governed by the laws of the
State of Maryland.

     11.6 Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of the
Plan.

                                  UNITED MOBILE HOMES, INC.

                                  By:
                                      ------------------------------------------

                                  Title:
                                         ---------------------------------------

                                      D-11

                                   APPENDIX A

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         This NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of this ____ day of
___________________, 200__, by and between United Mobile Homes, Inc., a ________
corporation (the "Company"), and ___________________ (the "Optionee").

         Pursuant to the United Mobile Homes, Inc. 2003 Stock Option Plan (the
"Plan"), the Compensation Committee has determined that the Optionee is to be granted a Non-Qualified Stock Option (the "Option") to purchase shares of the
Company's common stock, on the terms and conditions set forth herein. It is intended that the Option shall not constitute an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

         1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [______] shares of the Company's common stock, par value $.10 per share
(the "Option Shares"), at a price of [_____] per share (the "Option Price").

         2. Period of Option. The term of the Option and of this Option
Agreement shall commence on the date hereof (the "Grant Date") and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or
(ii) the occurrence of one of the events set forth under Section 6.4.1 of the
Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.

         3. Vesting of Options.

         Option 1:  One Year Vesting

         The Option Shares granted hereunder shall be fully vested and nonforfeitable on __________ (one year from grant date), except as otherwise provided herein.

         The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time following such date up to the expiration of the stated term of such Option as set forth under Section 2 above.

         Option 2:  Graduated Vesting

         For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

          (a) ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ____________;

          (b) An additional ____________ percent (___%) of the Option Shares
     (rounded down to the nearest whole number of shares) on ___________; and

          (c) The remainder of the Option Shares on ____________.

         Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control
(subject to the limitations set forth in the Plan).

                                      a-1

         The right of the Optionee to purchase shares with respect to which this
Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such
Option as set forth under Section 2 above.

         Option 3:  Cliff Vesting

         For so long as the Optionee is employed by or provides services to the
Company or a Subsidiary, the Option Shares granted hereunder shall vest on
____________. Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control
(subject to the limitations set forth in the Plan).

         The right of the Optionee to purchase shares with respect to which this
Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such
Option as set forth under Section 2 above.

         4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the
Optionee, only by the Optionee or by the Optionee's legal representative.

         5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the
Option upon the death or Disability of the Optionee, shall deliver to the
Company written notice specifying the number of vested Option Shares which the
Optionee elects to purchase, together with either (i) cash, (ii) shares of
Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

          6. Termination of Service.

         If the Optionee incurs a Termination of Service by the Company or a
Subsidiary for Cause, the Optionee's unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

         If the Optionee incurs a Termination of Service due to death or
Disability, the Optionee may exercise his or her unexercised and vested Option
Shares for a period of up to three months following the Optionee's Termination of Service.

         If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months after the Optionee's Termination of Service.

         7. Notices. Any notice required or permitted under this Option
Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the
Optionee either at the Optionee's address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company:
Attention: Board of Directors/Corporate Secretary, at the Company's address or such other address as the Company may designate in writing to the Optionee.

                                      a-2

         8. Withholding of Taxes. As a condition to the issuance of the Option
Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c)
instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.

         9. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         10. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

         11. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

         12. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

                           COMPANY: UNITED MOBILE HOMES, INC.

                           By:
                                ------------------------------------------------

                           Title:
                                   ---------------------------------------------

                           The undersigned hereby
                           accepts and agrees to all
                           the terms and provisions of
                           the foregoing Option
                           Agreement and to all the
                           terms and provisions of the
                           Plan herein incorporated by
                           reference.

                           OPTIONEE:
                                     -------------------------------------------

                                      a-3

                                   APPENDIX B

                        INCENTIVE STOCK OPTION AGREEMENT

         This INCENTIVE STOCK OPTION AGREEMENT, dated as of this ____ day of
___________________, 200__, by and between United Mobile Homes, Inc., a ________
corporation (the "Company"), and ___________________ (the "Optionee").

         Pursuant to the United Mobile Homes, Inc. 2003 Stock Option Plan (the
"Plan"), the Compensation Committee has determined that the Optionee is to be granted an Incentive Stock Option (the "Option") to purchase shares of the
Company's common stock, on the terms and conditions set forth herein. It is intended that the Option shall constitute an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

         12. Number of Shares and Option Price. The Option entitles the Optionee to purchase [______] shares of the Company's common stock, par value $.10 per share (the "Option Shares"), at a price of [_____] per share (the "Option
Price").

         13. Period of Option. The term of the Option and of this Option
Agreement shall commence on the date hereof (the "Grant Date") and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or
(ii) the occurrence of one of the events set forth under Section 6.4.1 of the
Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.

         14. Vesting of Options.

         Option 1:  Immediate Vesting

         The Option Shares granted hereunder shall be fully vested and nonforfeitable at all times on and after _________________(at least one year following the Grant Date).

         The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time up to the expiration of the stated
term of such Option as set forth under Section 2 above.

         Option 2:  Graduated Vesting

         For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

               (a) ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ______________;

               (b) An additional ____________ percent (___%) of the Option
          Shares (rounded down to the nearest whole number of shares) on
          ___________; and

               (c) The remainder of the Option Shares on ____________.

         Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control
(subject to the limitations set forth in the Plan).

                                       b-1

         The right of the Optionee to purchase shares with respect to which this
Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such
Option as set forth under Section 2 above.

         Option 3:  Cliff Vesting

         For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest on ____________. Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

         The right of the Optionee to purchase shares with respect to which this
Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such
Option as set forth under Section 2 above.

Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal representative.

Exercise of Option. The Option shall be exercised in the following manner: the
         Optionee, or the person or persons having the right to exercise the
         Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option
         Shares which the Optionee elects to purchase, together with either (i)
         cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

Termination of Service.

         If the Optionee incurs a Termination of Service by the Company or a
Subsidiary for Cause, the Optionee's unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

         If the Optionee incurs a Termination of Service due to death or
Disability, the Optionee may exercise his or her unexercised and vested Option
Shares for a period of up to three months following the Optionee's Termination of Service.

         If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months after the Optionee's Termination of Service.

         15. Notices. Any notice required or permitted under this Option
Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the
Optionee either at the Optionee's address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company:
Attention: Board of Directors/Corporate Secretary, at the Company's address or such other address as the Company may designate in writing to the Optionee.

                                      b-2

         16. Withholding of Taxes. As a condition to the issuance of the Option
Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c)
instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.

         17. Disposition of Option Shares. It is understood that this Option is intended to qualify as an "Incentive Stock Option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within one (1) year after the day of the transfer of such Shares to the
Optionee, nor within two (2) years after the Grant Date of the Option. If the
Optionee disposes (whether by sale, exchange, gift, transfer or otherwise), of any such Shares within said periods, the Optionee will notify the Company in writing within ten (10) days after such disposition.

         18. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         19. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

         20. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

         21. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

                                      b-3

         IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

                           COMPANY: UNITED MOBILE HOMES, INC.

                           By:
                                ------------------------------------------------

                           Title:
                                   ---------------------------------------------

                           The undersigned hereby
                           accepts and agrees to all
                           the terms and provisions of
                           the foregoing Option
                           Agreement and to all the
                           terms and provisions of the
                           Plan herein incorporated by
                           reference.

                           OPTIONEE:
                                    --------------------------------------------

                                      b-4

                                   APPENDIX C

                            UNITED MOBILE HOMES, INC.
                           OPTION EXERCISE CERTIFICATE

         The undersigned Optionee and United Mobile Homes, Inc. (the "Company"),
are parties to [a Non-Qualified Stock Option Agreement] [an Incentive Stock
Option Agreement] (the "Agreement"). The Optionee hereby notifies the Company that the Optionee wishes to exercise Options for the number of Shares(s)
specified below as of the exercise date indicated. All Capitalized terms in this
Certificate have the meanings given to them in the United Mobile Homes, Inc.
2003 Stock Option Plan (the "Plan") and the Agreement.

Number of Shares  with  respect
to which Options are Exercised:
                               ------------------------------------

Exercise Price per Share:
                               ------------------------------------

Aggregate Exercise Price:
                               ------------------------------------

Form of Payment:                        Cash (check attached)
                               ------------------------------------

Exercise Date:
                               ------------------------------------

         IN WITNESS WHEREOF the undersigned has executed this certificate as of the Exercise Date.

OPTIONEE:                                             (Signature)
                    ---------------------------------
                                                      (Typed or printed name)
                    ---------------------------------

UNITED MOBILE HOMES,       By:
INC.:                          ----------------------------------------
                           Title:
                                 --------------------------------------

                                      c-1

PROXY                                                                      PROXY

                            UNITED MOBILE HOMES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

                 PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN
                    IN THE ENCLOSED PREPAID ENVELOPE PROMPTLY

         The undersigned hereby constitutes and appoints Eugene W. Landy, Ernest
V. Bencivenga, and Samuel A. Landy, and each or any of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of United Mobile
Homes, Inc., a New Jersey corporation (the "Company"), to be held at Juniper
Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey on Thursday,
August 14, 2003, at 4:00 p.m., local time, and at any adjournments or postponements thereof, and in connection therewith to vote all of the Company's common stock which the undersigned would be entitled to vote, as set forth below. This proxy revokes all prior proxies given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.

PROPOSAL 1: TO REINCORPORATE THE COMPANY AS A MARYLAND CORPORATION BY THE MERGER
OF THE COMPANY INTO A NEWLY FORMED, WHOLLY-OWNED SUBSIDIARY OF THE COMPANY
INCORPORATED IN MARYLAND.

|    |   FOR               |     |  AGAINST          |     |  ABSTAIN

PROPOSAL 2: ELECTION OF DIRECTORS - NOMINEES ARE: ERNEST V. BENCIVENGA, ANNA T.
CHEW, CHARLES P. KAEMPFFER, EUGENE W. LANDY, SAMUEL A. LANDY, JAMES E. MITCHELL,
RICHARD H. MOLKE, EUGENE ROTHENBERG AND ROBERT G. SAMPSON.

|    |   FOR ALL NOMINEES   |    |   WITHHOLD AUTHORITY FOR ALL NOMINEES

|    |   FOR ALL EXCEPT:
                          ------------------------------------

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT PERSON'S NAME ON THE LINE ABOVE.

PROPOSAL 3: TO APPROVE THE COMPANY'S 2003 STOCK OPTION PLAN.

|    |   FOR               |     |  AGAINST          |     |  ABSTAIN

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS
FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

|    |   FOR               |     |  AGAINST          |     |  ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BY THE
UNDERSIGNED ON THIS PROXY. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED
HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSAL
1, FOR ALL THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 3 AND 4. THIS PROXY
CONFERS DISCRETIONARY AUTHORITY AS DESCRIBED IN, AND MAY BE REVOKED IN THE
MANNER DESCRIBED IN, THE PROXY STATEMENT MAILED ON OR ABOUT JULY 10, 2003,
RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:   __________________________, 2003

Signature: ________________________________

Signature: ________________________________

Important: Please date this Proxy; sign exactly as your name(s) appear hereon.
When signing as joint tenants, all parties to the joint tenancy should sign.
When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.